SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

TD Banknorth Inc.

(Name of Registrant as Specified In Its Charter)
TD Banknorth Inc.
(Name of Person(s) Filing Proxy Statement)

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April 20, 2005
Fellow TD Banknorth stockholders:
      On behalf of the Board of Directors I cordially invite you to attend the annual meeting of stockholders of TD Banknorth Inc., which will be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, May 24, 2005 at 10:30 a.m., Eastern Time. The matters to be considered by stockholders at the annual meeting are described in detail in the accompanying materials.
      It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Even if you plan to attend the annual meeting, please mark, sign and date your proxy card today and return it in the envelope provided, or vote by telephone or via the Internet in accordance with the procedures described on your proxy card. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.
      Your continued support of and interest in TD Banknorth are sincerely appreciated.

Sincerely yours,

William J. Ryan
Chairman, President and
Chief Executive Officer

TD BANKNORTH INC.
P.O. Box 9540
Two Portland Square
Portland, Maine 04112-9540
(207)761-8500
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To our stockholders:
      Our annual meeting of stockholders will be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, May 24, 2005 at 10:30 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

1.	To elect 13 Class A directors for a one-year term and in each case until their successors are elected and qualified;

2.	To consider and approve the Amended and Restated 2003 Equity Incentive Plan; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof. We are not aware of any other such business.
      You are entitled to notice of, and to vote at, the annual meeting or at any adjournment thereof only if you are a record holder of our common stock on April 5, 2005.

By Order of the Board of Directors

Carol L. Mitchell, Esq.
Executive Vice President, General Counsel and
Secretary
Portland, Maine
April 20, 2005
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR VIA THE INTERNET IN THE MANNER DESCRIBED ON THE PROXY CARD. YOUR VOTE IS IMPORTANT, WHETHER YOU OWN FEW SHARES OR MANY.

i

TD BANKNORTH INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
      We are providing this proxy statement and accompanying form of proxy to you in connection with the solicitation by the board of directors of TD Banknorth Inc. of proxies to be voted at our 2005 annual meeting of stockholders and at any adjournment thereof. In this proxy statement, “TD Banknorth,” “we,” “us” and “our” refer to TD Banknorth Inc. and, unless the context otherwise requires, our predecessor Banknorth Group, Inc.
      You are cordially invited to attend the annual meeting, which is to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, May 24, 2005 at 10:30 a.m., Eastern Time. The purposes of the annual meeting are set forth in the accompanying notice of annual meeting of stockholders.
      We are first mailing this proxy statement and the accompanying form of proxy on or about April 20, 2005 to the holders of our Common Stock on April 5, 2005, the record date for the annual meeting.
VOTING
Stockholders Entitled to Vote
      Our Board of Directors has fixed the close of business on April 5, 2005 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting. On that date we had two classes of capital stock outstanding: Common Stock, of which 173,217,825 shares were issued and outstanding, and Class B Common Stock, of which one share was issued and outstanding. The Toronto-Dominion Bank (“TD”), a Canadian chartered bank, is the owner of 55.5% of the outstanding Common Stock and the one outstanding share of Class B Common Stock.
      Each share of Common Stock is entitled to one vote at the annual meeting on all matters properly presented at the annual meeting, other than the election of Class B directors. Only the holders of Common Stock will be entitled to vote for the election of Class A directors, and only the holder of the Class B Common Stock will be entitled to vote for the election of Class B directors. (Unless otherwise noted, the term “director” includes the Class A directors and the Class B directors.) Each outstanding share of Common Stock will be entitled to one vote in the election of Class A directors, and the outstanding share of Class B Common Stock will be entitled to one vote in the election of Class B directors.
How to Vote Your Shares
      Stockholders of record may vote by attending the annual meeting and voting in person, as well as by appointing a proxy by telephone, via the Internet or by mail. Our telephone and Internet voting procedures are designed to authenticate stockholders.

•	Voting by Telephone: You can vote your shares by telephone by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

•	Voting via the Internet: You can vote via the Internet by accessing the web site listed on your proxy card and following the instructions you will find on the web site. Internet voting is available 24 hours a day. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

•	Voting by Mail: If you choose to vote by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

      If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the annual meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the annual meeting.
      If you are a participant in the TD Banknorth 401(k) Plan or the Boston Federal Savings Bank 401(k) Plan, you may give voting instructions to Mellon Investor Services LLC, our transfer agent, by completing and returning a voting instruction ballot distributed to plan participants along with this proxy statement, or by telephone or via the Internet as described on your ballot. Our transfer agent will certify the totals for the plans to the trustees for the plans, for the purpose of having those shares voted in accordance with your instructions.
How to Change Your Vote
      You have the power to revoke your proxy at any time before it is exercised by:

•	filing with the Secretary of TD Banknorth written notice (Carol L. Mitchell, Esq., Executive Vice President, General Counsel and Secretary, TD Banknorth Inc., P.O. Box 9540, Two Portland Square, Portland, Maine 04112-9540);

•	submitting to TD Banknorth a duly executed proxy bearing a later date;

•	voting on a later date by telephone or via the Internet (only your last telephone or Internet proxy will be counted); or

•	appearing at the annual meeting and giving the Secretary notice of your intention to vote in person.
      Attendance at the annual meeting will not, in and of itself, constitute revocation of a proxy.
      Proxies solicited may be voted only at the annual meeting and any adjournment and will not be used for any other meeting.
Quorum Needed to Hold the Meeting
      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the annual meeting for the election of Class A directors and for any other proposal or matter, other than the election of Class B directors. Thus, the presence at the annual meeting, in person or by proxy, of the holders of Common Stock representing at least 86,608,913 shares will be required to establish a quorum for such purposes. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining whether a quorum of the holders of Common Stock exists. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
      The presence, in person or by proxy, of the holder of the outstanding share of Class B Common Stock is necessary to constitute a quorum at the annual meeting for the election of Class B directors.
      The absence of a quorum for the Class B Common Stock will not prevent the election of Class A directors and approval of the other proposals to be considered by the holders of Common Stock at the annual meeting, and the absence of a quorum for the Common Stock will not prevent the election of Class B directors by the holder of the Class B Common Stock at the annual meeting.

Broker “Discretionary Voting”
      Under rules of the New York Stock Exchange (“NYSE”), banks, brokers and other nominees may vote shares held by them for a customer on matters that the NYSE determines to be routine, even though the bank, broker or other nominee has not received instructions from the customer. Routine matters for this purpose include the election of Class A directors, but do not include the approval of the Amended and Restated 2003 Equity Incentive Plan.
Counting Your Vote
      If you provide specific voting instructions, your shares will be voted as instructed. If you hold shares in your name and sign and return a proxy card or vote by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the nominees for director described herein and “FOR” approval of the Amended and Restated 2003 Equity Incentive Plan, as recommended by our board of directors.
      If any other matters are properly presented for consideration at the annual meeting, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the time of the printing of this proxy statement, we did not anticipate that any other matters would be raised at the annual meeting.
Required Votes
      The persons receiving the greatest number of votes of the Common Stock will be elected as Class A directors of TD Banknorth. The proposal to approve the Amended and Restated 2003 Equity Incentive Plan, as well as any other matter properly submitted to the holders of the Common Stock for their consideration at the annual meeting, other than the election of Class B directors, will be approved if the number of votes cast by holders of Common Stock favoring the proposal exceed the number of votes cast opposing the proposal.
      With regard to the election of Class A directors, you may vote in favor of or withhold authority to vote for one or more nominees for Class A director. Votes that are withheld in connection with the election of one or more nominees for Class A director will not be counted as votes cast for such individuals and accordingly will have no effect. An abstention may be specified on each other proposal. Abstentions will have no effect on any such proposal.
Voting Results
      The preliminary voting results will be announced at the annual meeting. The final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2005.
Costs of Solicitation
      The cost of the solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.
Electronic Delivery of Proxy Materials
      You also can access our proxy statement and 2004 Annual Report on Form 10-K, as amended, which includes our annual report to stockholders, via the Internet at http://www.banknorth.com and clicking on our Investor Relations link. For next year’s stockholders’ meeting, you can help us save significant printing and mailing expenses by consenting to access the proxy statement, proxy card and annual report electronically over the Internet. If you hold your shares in your own name (instead of through a bank, broker or other nominee), you can choose this option by following the instructions at the Internet voting website at http://www.proxyvoting.com/bnk, which has been established for you to vote your shares for the meeting. You also may request electronic delivery of annual meeting materials at any time in the future by going directly to http://www.banknorth.com and clicking on our Investor Relations link or by going to our transfer agent’s website at http://www.melloninvestor.com and clicking on the For Investors link. Please be aware that if you choose to receive future proxy materials and annual reports over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. If you choose to receive your proxy materials and annual report electronically, then prior to next year’s stockholders’ meeting you will receive an e-mail notification when the proxy materials and annual report are available for on-line review over the Internet, as well as instructions for voting electronically over the Internet. Your choice for electronic distribution will remain in effect until you revoke it by sending a written request to Investor Relations, TD Banknorth Inc., Two Portland Square, P.O. Box 9540, Portland, Maine 04112-9540 or by contacting our transfer agent, Mellon Investor Services LLC, at http://www.melloninvestor.com.

GOVERNANCE OF TD BANKNORTH
General
      Our business and affairs are managed by or under the direction of our Board of Directors. Our Board of Directors has adopted Corporate Governance Guidelines which formalize various practices which the Board believes are necessary for it to review and evaluate our business and operations. You may view our Corporate Governance Guidelines on our website at http://www.banknorth.com/investorrelations. Our Board of Directors regularly monitors developments in the area of corporate governance and adopts changes, as appropriate, to its Corporate Governance Guidelines and practices to comply with applicable requirements and to adopt what it believes are the best policies and practices for TD Banknorth.
      In addition to our Corporate Governance Guidelines, there are significant provisions regarding the composition of, and action by, our Board of Directors and its committees in our certificate of incorporation and an amended and restated stockholders agreement, dated as of August 25, 2004, among TD, TD Banknorth and Banknorth Group, Inc. (the “stockholders agreement”). These provisions, certain of which are briefly noted below, became effective upon TD’s acquisition of a majority interest in us effective March 1, 2005, which we refer to as the “acquisition.”
      Composition of the Board of Directors. Under the certificate of incorporation and the stockholders agreement, the Board of Directors of TD Banknorth consists of the Class A directors elected by all stockholders, including TD, and the Class B directors elected by TD in its capacity as the holder of the Class B Common Stock. Moreover, under the same, TD Banknorth’s Board of Directors includes:

•	four designated independent directors, as described under “— Designated Independent Directors” below;

•	William J. Ryan, the present Chairman and Chief Executive Officer of TD Banknorth, who will serve as a director and as Chairman for so long as he remains the chief executive officer of TD Banknorth; and

•	a number of Class B directors designated from time to time by TD, as the holder of the Class B Common Stock, provided that the number of Class B directors may not be more than one more than the total number of Class A directors then in office.
      Upon the completion of the acquisition, each of the directors of Banknorth Group, Inc. became a Class A director of TD Banknorth and the Board of Directors of TD Banknorth elected three persons designated by TD as Class B directors of TD Banknorth.
      TD has agreed in the stockholders agreement not to take any action to remove any person who is currently serving as a Class A director of TD Banknorth prior to the date when that director would have been required to stand for re-election as a director of Banknorth Group, Inc., measured as of August 25, 2004.
      Designated Independent Directors. The Board of Directors of TD Banknorth includes four Class A directors who serve as designated independent directors. These directors are responsible for making a number of determinations relating to the governance arrangements of TD Banknorth, including with respect to the approval of (1) an increase in the percentage limitation on TD’s ownership of our voting securities set forth in the stockholders agreement, (2) “going-private” transactions with respect to TD Banknorth, (3) certain transfers of voting securities of TD Banknorth by TD, (4) delisting of the TD Banknorth common stock from the NYSE, (5) the terms of any contribution by TD to TD Banknorth of a retail bank acquired by TD, to the extent permitted by the stockholders agreement, and (6) amendment of, or waiver of TD Banknorth’s rights under, the stockholders agreement.
      Any vacancy in a seat held by a Class A director who serves as a designated independent director will be filled by the remaining designated independent directors, subject to the consent of a majority of the directors on the Nominating and Corporate Governance Committee, which (subject to the exercise of the committee member’s fiduciary duties) may not be unreasonably withheld. Any designated independent director must qualify as an “independent director” under applicable NYSE listing requirements with respect to TD Banknorth and TD, may not be a Class B director or an affiliate or past or present officer, director or employee of TD and must not have been nominated by TD or any of its affiliates. If no designated independent directors are in office to fill the vacancies for designated independent directors, a majority of the independent directors who would be qualified as designated independent directors under the preceding sentence will fill those vacancies, subject to the consent of a majority of the directors on the Nominating and Corporate Governance Committee, which (subject to the exercise of the committee member’s fiduciary duties) may not be unreasonably withheld.
      Board Quorum; Vote Required for Board Action. Under the terms of our certificate of incorporation and the stockholders agreement:

•	a quorum for any meeting of the Board of Directors of TD Banknorth requires the presence of a majority of the total number of authorized directors then constituting the entire Board of Directors and a majority of the Class B directors then in office; and

•	any determination or other action of or by the Board of Directors of TD Banknorth (other than action by unanimous written consent in lieu of a meeting) requires the affirmative vote or consent, at a meeting at which a quorum is present, of a majority of the directors present at that meeting, including a majority of the Class B directors present at that meeting.
      Committees of the Board of Directors. Our certificate of incorporation and the stockholders agreement provide that each committee of our Board of Directors, other than the Designated Independent Directors Committee, which shall be comprised solely of the designated independent directors, shall consist of a majority of Class B directors and not fewer than two Class A directors, unless restricted by law or stock exchange rule. If applicable law or stock exchange rule prevents any Class B director from serving on a particular committee, at least one Class B director will be entitled to attend committee meetings as an observer. Our certificate of incorporation and the stockholders agreement provide that the Nominating and Corporate Governance Committee shall consist of four Class B directors and three of the designated independent directors. The number of Class B directors entitled to serve on committees of the Board of Directors may be further limited, pursuant to the terms of our certificate of incorporation and the stockholders agreement, as a result of a decrease in the ownership of voting securities of TD Banknorth by TD and its affiliates.
      TD has waived the requirement that each committee of our Board of Directors, other than the Designated Independent Directors Committee, be comprised of a majority of Class B directors until such time as TD advises us of its determination to exercise its right to require any or all of such committees to be so comprised. TD has reserved the right to exercise such right at any time.
Independence of Banknorth’s Board of Directors and Members of Its Committees
      Under the NYSE Listed Company Manual, a listed company of which more than 50% of the voting power is held by another company, such as TD Banknorth, need not comply with the requirements to have a majority of independent directors and a compensation committee and nominating and governance committee consisting entirely of independent directors. Controlled listed companies must maintain an audit committee which is comprised entirely of independent directors, as well as comply with certain other corporate governance requirements established by the NYSE.
      Although we need not comply with certain of the NYSE’s corporate governance requirements, it is the policy of our Board of Directors that a substantial majority of TD Banknorth’s directors be independent of TD Banknorth and its subsidiaries and other affiliates, including TD, within the meaning of applicable laws and regulations, the listing standards of the NYSE and our Corporate Governance Guidelines, as well as that TD Banknorth maintain an Audit Committee, Human Resources and Compensation Committee and Nominating and Corporate Governance Committee comprised entirely of independent directors.

      In order to make determinations regarding independence of directors, our Board of Directors annually considers all transactions and relationships between each director, as well as any member of his or her immediate family or other affiliates of the director, and TD Banknorth and its subsidiaries and other affiliates, including the transactions described under “— Indebtedness of Directors and Management and Certain Transactions” below. These transactions and relationships are evaluated in accordance with the portion of our Corporate Governance Guidelines which addresses director independence, which is described in detail on Annex A to this proxy statement.
      Our Board of Directors has determined that the fact that a person is a Class B director designated by TD does not, standing alone, compromise a director’s independence as a member of our Board of Directors. Because TD is an affiliate of TD Banknorth, however, a Class B director may not be deemed to be independent of TD Banknorth unless the director is independent of both TD Banknorth and TD. For example, a Class B director who was an executive officer of TD or a director of TD who also was an employee of TD would not be regarded as an independent director of TD Banknorth and could not under applicable law and NYSE guidelines serve as a member of our Audit Committee or under our Corporate Governance Guidelines serve as a member of this committee and our Human Resources and Compensation Committee and Nominating and Corporate Governance Committee.
      Based on its annual review, our Board of Directors has affirmatively determined that all of the Class A directors nominated for election at the annual meeting are independent, with the exception of William J. Ryan, who is considered an inside director because of his employment as Chairman, President and Chief Executive Officer of TD Banknorth, and John Otis Drew, who recently received $360,000 from TD Banknorth pursuant to the terms of a consulting agreement between TD Banknorth and Mr. Drew. See “Compensation of Executive Officers and Transactions with Management — Indebtedness of Directors and Management and Certain Transactions” beginning on page 33. Our Board of Directors also has affirmatively determined that all of the Class B directors nominated by TD in its capacity as the holder of the Class B Common Stock are independent, with the exception of W. Edmund Clark, who is President and Chief Executive Officer of TD. In addition, our Board of Directors has affirmatively determined that each member of the Audit Committee, Human Resources and Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors is independent within the meaning of applicable laws and regulations, the requirements of the NYSE and our Corporate Governance Guidelines.
Meetings of the Board and Its Committees
      Regular meetings of our Board of Directors are held six times per year. The Board of Directors held a total of 19 regular and special meetings during 2004. In addition, there were meetings during 2004 of the various committees of our Board of Directors. None of the nominees for director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held while he or she was a member of the Board during 2004 and the total number of meetings held by all committees thereof during the period which he or she served on such committees during 2004.
Lead Directors
      TD Banknorth’s outside directors (which consist of all directors other than Messrs. Ryan and Clark) have elected two lead directors, who are responsible for coordinating the activities of the other outside directors, including the establishment of the agenda for executive sessions of the outside directors. Directors Philbrook and Pizzagalli currently serve as our lead directors.
Directors Attendance at Annual Meetings of Stockholders
      Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we typically schedule a Board meeting in conjunction with our annual meeting of stockholders and expect that our directors will attend, absent a valid reason for not doing so. In 2004 and 2003, 100% and 88% of our directors attended our annual meeting of stockholders, respectively.

Committees of the Board of Directors
      Our Board of Directors has established the following committees: Audit, Human Resources and Compensation, Nominating and Corporate Governance, Executive and Strategic Planning. In addition, pursuant to our certificate of incorporation and the stockholders agreement, our Board of Directors maintains a Designated Independent Directors Committee. A brief description of these committees is set forth below.
      Audit Committee. The primary responsibilities of the Audit Committee are to:

•	monitor the integrity of TD Banknorth’s consolidated financial statements, financial reporting process and systems of internal controls regarding finance and accounting, the Company’s risk management and the Company’s compliance with legal and regulatory requirements;

•	appoint, compensate and monitor the independence and performance of TD Banknorth’s independent registered public accounting firm, as well as monitor the independence and performance of TD Banknorth’s internal audit department; and

•	provide an avenue of communication among the independent registered public accounting firm, management, the internal audit department and the board of directors.
      The members of the Audit Committee currently are directors Weidema (Chair), Clarke, Khoury, Levenson, Martin, Rogers and Scribner, and we will elect director Bennett as a member of this committee prior to the annual meeting. Our Board of Directors has determined that Messrs. Clarke and Martin and Ms. Weidema meet the requirements established by the Securities and Exchange Commission for qualification as an audit committee financial expert, as well as has accounting and related financial management expertise within the meaning of the requirements of the NYSE.
      The Audit Committee operates pursuant to a written charter, which is included as Annex B to this proxy statement. The Audit Committee Charter also can be reviewed on our website at http://www.banknorth.com/investorrelations.com. The report of the Audit Committee begins on page 14 of this proxy statement. The Audit Committee met 16 times in 2004.
      Human Resources and Compensation Committee. The primary responsibilities of the Human Resources and Compensation Committee are to:

•	establish the compensation and benefits for the president and chief executive officer and other executive officers of TD Banknorth;

•	evaluate the performance of the president and chief executive officer and other senior executive officers of TD Banknorth; and

•	review, recommend and approve executive compensation, equity plans and retirement plans for employees of TD Banknorth.
      The members of the Human Resources and Compensation Committee currently are directors Condron (Chair), Martin, Naughton, Philbrook and Rogers, and we will elect director Prezzano as a member of this committee prior to the annual meeting. The Human Resources and Compensation Committee operates pursuant to a written charter, which can be viewed on our website at http://www.banknorth.com/investorrelations. The report of the Human Resources and Compensation Committee begins on page 33 of this proxy statement. The Human Resources and Compensation Committee met seven times in 2004.
      Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee are to evaluate and make recommendations to the Board of Directors for the election of Class A directors by holders of the Common Stock, develop corporate governance guidelines for TD Banknorth and its directors and evaluate the performance of the Board of Directors and its members and committees. The members of the Nominating and Corporate Governance

Committee currently are directors Scribner (Chair), Condron, Levenson, Philbrook, Pizzagalli and Weidema.
      The Nominating and Corporate Governance Committee operates pursuant to a written charter, which can be viewed on our website at http://www.banknorth.com/investorrelations. The Nominating and Corporate Governance Committee met four times during 2004.
      Executive Committee. The Executive Committee acts for the Board of Directors in the interval between meetings, oversees the activities of certain departments and makes recommendations to the full Board regarding acquisitions. The members of the Executive Committee currently are directors Pizzagalli (Chair), Condron, Levenson, Philbrook, Ryan, Scribner and Weidema. The Executive Committee met four times during 2004.
      Strategic Planning Committee. The Strategic Planning Committee reviews potential strategic alliances and acquisitions and makes recommendations to the chief executive officer relative to the same. The members of the Strategic Planning Committee currently are directors Ryan (Chair), Condron, Levenson, Philbrook and Pizzagalli, and we will elect director Clark as a member of this committee prior to the annual meeting. The Strategic Planning Committee met three times in 2004.
      Designated Independent Directors Committee. The Designated Independent Directors Committee is established and maintained pursuant to requirements set forth in our certificate of incorporation and the stockholders agreement. This committee is authorized to exercise the authority otherwise solely vested in the Designated Independent Directors, as described under “— General — Designated Independent Directors” above. The members of the Designated Independent Directors Committee currently are directors Condron (Chair), Levenson, Pizzagalli and Scribner. This committee was established in connection with the completion of the acquisition and as a result there were no meetings of this committee in 2004.
Compensation of Directors
      Fees. Directors of TD Banknorth, other than those directors who are employed by TD Banknorth or its subsidiaries, were paid in 2004 an annual retainer of $28,000, $10,000 of which was in the form of restricted stock under TD Banknorth’s Restricted Stock Plan for Non-Employee Directors, described below. In addition, directors, other than those who are employed by TD Banknorth or its subsidiaries, annually receive an option to purchase 2,000 shares of Common Stock under the 1995 Stock Option Plan for Non-Employee Directors, as described below. During 2004, all non-employee directors also received $1,000 for attendance at each meeting of the Board of Directors of TD Banknorth and $900 for attendance at each meeting of its committees and reimbursement for travel time in excess of one hour at a rate of $25 per hour per meeting, up to a maximum of six hours. Directors who served as Chairs of the various Board committees were paid an additional annual retainer of $4,000.
      Restricted Stock Plan for Non-Employee Directors. The Board of Directors and stockholders of TD Banknorth have approved the Amended and Restated Restricted Stock Plan for Non-employee Directors, pursuant to which a portion of the compensation of the non-employee directors of TD Banknorth is paid in shares of Common Stock. Pursuant to the Restricted Stock Plan, up to $10,000 of the amount of the annual fee payable to each non-employee director for service on our Board of Directors is payable solely in shares of Common Stock. Such fees are payable in one annual installment on the first day of July in each calendar year for service on the Board of Directors of TD Banknorth and any committee thereof in the first six months of such calendar year. The number of shares of Common Stock to be issued to each non-employee director on each payment date is determined by dividing such annual installment by the fair market value of such shares, which is defined in the Restricted Stock Plan to mean the closing price of the Common Stock on the last trading day preceding the relevant payment date, as reported in The Wall Street Journal.
      The holders of shares of Common Stock acquired pursuant to the Restricted Stock Plan are entitled to all distributions made with respect thereto and all voting rights associated therewith. The shares of

Common Stock issued under the Restricted Stock Plan may not be sold, hypothecated or transferred (including, without limitation, transfer by gift or donation), however, except that such restrictions shall lapse upon (a) death of the non-employee director; (b) disability of the non-employee director preventing continued service on the board of directors of TD Banknorth; (c) retirement of the non-employee director from service as a director of TD Banknorth in accordance with TD Banknorth’s policy on retirement of non-employee directors then in effect; (d) termination of service as a director with the consent of a majority of the members of the Board of Directors of TD Banknorth, other than the non-employee director; or (e) a change in control, as defined in the Restricted Stock Plan. If a non-employee director ceases to be a director of TD Banknorth for any other reason, the shares of Common Stock issued to such director pursuant to the Restricted Stock Plan shall be forfeited and revert to TD Banknorth. Certificates evidencing the shares of Common Stock issued to non-employee directors pursuant to the Restricted Stock Plan contain a restrictive legend which notes the foregoing restrictions on transfer.
      In 2004, 307 shares of Common Stock were issued pursuant to the Restricted Stock Plan to each non-employee director of TD Banknorth who was a director as of the date of the grant.
      Directors’ Stock Option Plan. The Board of Directors and stockholders of TD Banknorth have approved the Amended and Restated 1995 Directors’ Stock Option Plan. The Directors’ Stock Option Plan authorizes the grant of stock options to non-employee directors of TD Banknorth at such times and in such amounts as may be determined by the Board of Directors of TD Banknorth or a committee thereof. The exercise price per share for each option granted under the Directors’ Stock Option Plan shall be the fair market value of a share of Common Stock on the day the option is granted.
      In 2004, options to purchase 2,000 shares of Common Stock were granted pursuant to the Directors’ Stock Option Plan to each non-employee director of TD Banknorth who was a director as of the date of the grant.
      Deferred Compensation Plan. TD Banknorth maintains a Deferred Compensation Plan which allows non-employee directors of TD Banknorth and its subsidiaries to defer all or any portion of the fees received from TD Banknorth. Benefits are payable upon the dates selected by the directors for the distribution in a lump sum or in equal annual installments over a period not to exceed ten years. A director may elect annually to have the amounts deferred treated as if they were hypothetically invested in Common Stock and/or such investments as shall be designated by the administrator of the Deferred Compensation Plan from time to time. During 2004, directors Levenson, Philbrook, Pizzagalli, Rogers and Weidema elected to defer certain of their compensation pursuant to the Deferred Compensation Plan. In February 2005, directors and other participants in the Deferred Compensation Plan were given a one-time opportunity to terminate their participation in this plan pursuant to the American Jobs Creation Act of 2004.
Selection of Nominees for the Board
      The Nominating and Corporate Governance Committee considers candidates for Class A director suggested by directors of TD Banknorth, as well as management and stockholders of TD Banknorth, and also may solicit prospective nominees identified by it. Nominees for election as Class A director also may be obtained pursuant to our acquisition strategy, pursuant to which we have regularly retained qualified directors of acquired companies who have a proven record of performance and can assist TD Banknorth in expanding into new markets and areas.
      Pursuant to our certificate of incorporation and the stockholders agreement, Class B directors are nominated and elected by TD in its capacity as the holder of the Class B Common Stock. In addition, any vacancy in a seat held by a Class A director who is a designated independent director will be filled by the remaining designated independent directors, subject to the consent of a majority of the directors on the Nominating and Corporate Governance Committee. See “— General” above.
      A stockholder who desires to recommend a prospective nominee for Class A director should notify TD Banknorth’s Secretary or any member of the Nominating and Corporate Governance Committee in

writing with whatever supporting material the stockholder considers appropriate. The Nominating and Corporate Governance Committee also considers whether to nominate any person nominated pursuant to the provision of our bylaws relating to stockholder nominations, which is described under “— Stockholder Nominations” below. The Nominating and Corporate Governance Committee has sole authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.
      Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation criteria described below. If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it then evaluates the prospective nominee against the standards and qualifications set forth in our Corporate Governance Guidelines.
      Our Corporate Governance Guidelines contain a policy that the Board of Directors of TD Banknorth at all times reflect the following characteristics:

•	each director shall at all times exhibit high standards of integrity and commitment and the ability and willingness to apply sound business judgment;

•	directors shall have reputations, both personal and professional, consistent with the image and reputation of TD Banknorth;

•	directors shall be highly accomplished in their respective field, with superior credentials and recognition;

•	the Board shall encompass a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of TD Banknorth’s operations and interests;

•	each director shall dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending stockholder meetings and meetings of the Board and committees of the Board of which he or she is a member, and by reviewing in advance all meeting materials;

•	the Board shall meet the standards of independence set forth in our Corporate Governance Guidelines;

•	at least one member of the Board shall qualify as a “financial expert” as defined in regulations promulgated by the Securities and Exchange Commission;

•	the Board shall be representative of the geographic areas of the communities which it serves; and

•	the Board shall reflect a diversity of background and experience.
      Other than the foregoing and the criteria for designated independent director discussed under “— General — Designated Independent Directors” above, there are no stated minimum criteria for directors, except for the retirement policy of TD Banknorth, which provides that a director may not stand for reelection after the age of 72, and a nominee’s compliance, or in the case of a new director, willingness to comply, with the equity ownership guidelines for directors of TD Banknorth, which are discussed under “Report of the Human Resources and Compensation Committee,” which begins on page 33.
      In addition to the foregoing criteria, the Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee, in concert with our Chairman and Chief Executive Officer, interviews prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated for election as Class A directors by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.
Stockholder Nominations for the Board
      Our bylaws govern nominations for election to our Board of Directors and require all nominations for election to the Board of Directors, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Written notice of a stockholder nomination for election of a director at an annual meeting of stockholders must be given either by personal delivery or by United States mail, postage prepaid, to the Secretary of TD Banknorth not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. For our annual meeting in 2006, this notice must be received between January 24, 2006 and February 23, 2006. Each written notice of a stockholder nomination shall set forth the information specified in Section 1.10(a)(2) of our bylaws. If the facts warrant, the chairman of the meeting shall determine and declare to the meeting that a nomination does not satisfy the requirements set forth in our bylaws and the defective nomination shall be disregarded. We did not receive any stockholder nominations for director in connection with the annual meeting.
Stockholder Communications with the Board
      Pursuant to our Corporate Governance Guidelines, stockholders may communicate with the members of our Board of Directors who have been designated as our lead directors or with our outside directors as a group by writing to our lead directors at the following address: Lead Directors Pizzagalli and Philbrook, TD Banknorth Inc., Two Portland Square, P.O. Box 9540, Portland, Maine 04112-9540. Our Corporate Governance Guidelines provide a formal process for handling letters received by TD Banknorth and addressed to the lead directors or other non-management members of the Board. Under that process, the General Counsel and Secretary of TD Banknorth shall review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the General Counsel and Secretary, deal with the functions of the Board or committees thereof or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by TD Banknorth that is addressed to members of the Board and request copies of any such correspondence.
Code of Conduct and Ethics
      Since 1991, we have maintained a comprehensive Code of Conduct and Ethics which covers all directors (including advisory directors), officers and employees of TD Banknorth and its subsidiaries. The Code of Conduct and Ethics requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to TD Banknorth and its customers; engage in transactions in the Common Stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Conduct and Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of TD Banknorth. Our Code of Conduct specifically imposes standards of conduct on TD Banknorth’s chief executive officer, chief financial officer, principal accounting officer and other persons with financial reporting responsibilities which are identified in a regulation issued by the Securities and Exchange Commission dealing with corporate codes of conduct.

      All of our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Conduct and Ethics. We provide training for our directors, officers and employees on the Code of Conduct and Ethics and their legal obligations when they join TD Banknorth.
      A copy of our Code of Conduct and Ethics can be viewed on our website at http://www.banknorth.com/investorrelations.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Change in Independent Registered Public Accounting Firm
      The consolidated financial statements of us contained in the accompanying annual report on Form 10-K/A for 2004 were audited by KPMG LLP. On March 1, 2005, KPMG LLP advised the Audit Committee of our board of directors that it declined to stand for reelection as our independent registered public accounting firm for the year ending December 31, 2005 because, as a result of the acquisition, it would not be considered independent of us under applicable accounting and auditing requirements due to its relationship with TD, which acts as KPMG LLP-Canada’s primary bank for banking services. The Audit Committee accepted this declination to stand for reelection.
      In connection with the audits of our consolidated financial statements for the two years ended December 31, 2004, and the subsequent period through March 1, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. KPMG LLP’s reports on our consolidated financial statements as of and for the years ended December 31, 2004 and 2003, management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2004 and the effectiveness of our internal control over financial reporting as of December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP’s 2003 audit report referred to a change in accounting for goodwill and other intangible assets. During the two years ended December 31, 2004, and the subsequent period through March 1, 2005, KPMG LLP did not advise, and has not indicated to us that it had reason to advise, us of any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.
      The Audit Committee is currently evaluating firms to serve as TD Banknorth’s independent registered public accounting firm for 2005.
Audit Fees
      The following table sets forth the aggregate fees paid by us to KPMG LLP for professional services rendered by KPMG LLP in connection with the audit of TD Banknorth’s consolidated financial statements for 2004 and 2003, as well as the fees paid by us to KPMG LLP for audit-related services, tax services and all other services rendered by KPMG LLP to us during 2004 and 2003.

	Year Ended December 31,

	2004	2003

Audit fees(1)	$1,798,300	$1,069,012
Audit-related fees(2)	120,500	291,532
Tax fees(3)	251,782	314,784
All other fees	—	—

Total	$2,170,582	$1,675,328

(1)	Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the

Securities and Exchange Commission, the review of management’s assessment of internal control over financial reporting and the assessment of the effectiveness of TD Banknorth’s internal controls, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, comfort letters, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees consist of fees incurred in connection with audits of the financial statements of certain employee benefit plans.

(3)	Tax fees in 2004 consist of fees paid in connection with analyses with respect to the operation of Section 280G of the Internal Revenue Code in connection with acquisition activity ($230,737) and tax compliance ($21,045). Tax fees in 2003 consist of fees paid in connection with analyses with respect to the operation of Section 280G of the Internal Revenue Code in connection with acquisition activity ($190,486), employment tax consultation ($39,750), appeal of tax assessments ($34,300), state tax planning and consultation ($20,650), consultation with respect to the application of Sections 162(m) and 280G of the Internal Revenue Code to TD Banknorth ($24,248) and tax compliance ($5,350).
      The Audit Committee selects TD Banknorth’s independent registered public accounting firm and pre-approves all audit services to be provided by it to TD Banknorth. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter and policy on pre-approval of audit-related and non-audit related services. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The Chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee. On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.
      Since May 6, 2003, the effective date of Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of KPMG LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the rules of the Securities and Exchange Commission.
REPORT OF THE AUDIT COMMITTEE
      In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Board of Directors of TD Banknorth makes this report for the year ended December 31, 2004.
      The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of TD Banknorth’s accounting functions and internal controls. Its responsibilities include appointing, compensating and monitoring TD Banknorth’s independent registered public accounting firm. During 2004, the Audit Committee was composed of the seven undersigned directors, each of whom meets the standards of director independence set forth in the New York Stock Exchange Listed Company Manual and TD Banknorth’s Corporate Governance Guidelines and is also “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934. The Audit Committee operates under a written charter approved by it and the Board of Directors.
      Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with generally accepted accounting principles and for the report on TD Banknorth’s internal control over financial reporting. TD Banknorth’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and for attesting to management’s report on TD Banknorth’s internal control over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on TD Banknorth’s internal control over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.
      We held 16 meetings during 2004. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management, the internal audit department and TD Banknorth’s independent registered public accounting firm, KPMG LLP. We discussed with TD Banknorth’s internal audit department and KPMG LLP the overall scope and plans for their respective audits. We met with the internal audit department and KPMG LLP, with and without management present, to discuss the results of their examinations and their evaluations of TD Banknorth’s internal controls.
      We reviewed and discussed TD Banknorth’s progress on complying with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board’s (“PCAOB”) Auditing Standard No. 2 regarding the audit of internal control over financial reporting. The Committee also met with KPMG LLP to assist in its compliance with Section 404.
      We reviewed and discussed TD Banknorth’s guidelines, policies and procedures for risk assessment and risk management and the major risk exposures of TD Banknorth, as appropriate. We reviewed and discussed with management its reports on risk management and the reports of the Risk Management Committee of the Board of Directors of Banknorth, N.A.
      We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2004 with management, the internal audit department and KPMG LLP. We reviewed and discussed with management, the internal audit department and KPMG LLP the interim consolidated financial statements for the first three quarters of 2004 included in TD Banknorth’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We reviewed and discussed with management, the internal audit department and KPMG LLP management’s annual report on TD Banknorth’s internal control over financial reporting and KPMG LLP’s attestation report. We also discussed with management, the internal audit department and KPMG LLP the process used to support certifications by TD Banknorth’s Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany TD Banknorth’s periodic filings with the Securities and Exchange Commission and the processes used to support management’s annual report on TD Banknorth’s internal controls over financial reporting.
      We also discussed with KPMG LLP matters that independent registered public accounting firms must discuss with audit committees under standards of the PCAOB (United States), including, among other things, matters related to the conduct of the audit of TD Banknorth’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).
      KPMG LLP also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and represented that it is independent from TD Banknorth (except as noted below). We discussed with KPMG LLP its independence from TD Banknorth. When considering KPMG LLP’s independence, we considered if services they provided to TD Banknorth beyond those rendered in connection with its audit of TD Banknorth’s consolidated financial statements, reviews of TD Banknorth’s interim consolidated financial statements included in its Quarterly Reports on Form 10-Q and the attestation of management’s report on internal control over financial reporting were compatible with maintaining their independence. We also reviewed, among other things, the audit, audit-related and tax services performed by, and the amount of fees paid for such services to, KPMG LLP. We received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.
      Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board of Directors that TD Banknorth’s audited consolidated financial statements for the year ended December 31, 2004 be included in TD Banknorth’s Annual Report on Form 10-K for 2004.
      On March 1, 2005, KPMG LLP advised the Audit Committee that it declined to stand for reelection as our independent registered public accounting firm for the year ending December 31, 2005 because, as a result of the acquisition of a majority interest in TD Banknorth by The Toronto-Dominion Bank, it would not be considered independent of TD Banknorth under applicable accounting and auditing requirements due to its relationship with TD, which acts as KPMG LLP-Canada’s primary bank for banking services. The Audit Committee is currently evaluating firms to serve as TD Banknorth’s independent registered public accounting firm for 2005.

The Audit Committee:

Gerry S. Weidema (Chair)
Gary G. Bahre
Robert G. Clarke
Colleen A. Khoury
Steven T. Martin
Irving E. Rogers, III
Curtis M. Scribner

ELECTION OF CLASS A DIRECTORS
(Proposal One)
      Our Board of Directors is comprised of Class A directors who are elected by all stockholders and Class B directors who are designated and elected by TD in its capacity as the holder of the Class B Common Stock. Pursuant to our certificate of incorporation, our directors are elected for one-year terms and until their successors are elected and qualified. A resolution of the Board of Directors has established the number of directors at 16.
      Our Board of Directors has nominated 13 Class A directors for election by stockholders at the annual meeting. All of these persons currently are directors of TD Banknorth. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the annual meeting, except that John Otis Drew was nominated for election pursuant to a commitment made by us in connection with our acquisition of CCBT Financial Companies, Inc. on April 30, 2004. No director is related to any other director or executive officer of TD Banknorth or of any of its subsidiaries by blood, marriage or adoption.
      We know of no reason why any of the nominees may not be able to serve as director if elected. If any person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, however, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.
      At the annual meeting TD, in its capacity as the holder of the Class B Common Stock, will elect the Class B directors for one-year terms and until their successors are elected and qualified.
      The following table presents information concerning all nominees for director, including each such person’s tenure as a director of TD Banknorth or its subsidiaries. Where applicable, service as a director includes service as a director of Banknorth Group, Inc. and our banking subsidiary and its predecessors.
Class A Directors

		Position with TD Banknorth and Principal	Director
Name	Age	Occupation During the Past Five Years	Since

Robert G. Clarke	54	Director of TD Banknorth and Banknorth, N.A.; former Board member of Howard Bank prior to its merger into Banknorth, N.A.; former Member of Banknorth Vermont State Advisory Board; Chancellor, Vermont State Colleges from 2000 to present; formerly, Interim Chancellor, Vermont State Colleges from 1999 to 2000; formerly, President, Vermont Technical Colleges from 1984 to 1999; Director and a designated “audit committee financial expert,” Central Vermont Public Service Corporation (NYSE: CV); Director and Chairperson, Vermont Electric Power Company, Inc.; Member, Governor’s Council of Economic Advisors; a participant in numerous state, civic and community committees and councils.	2003

		Position with TD Banknorth and Principal	Director
Name	Age	Occupation During the Past Five Years	Since

P. Kevin Condron	59	Director of TD Banknorth and Banknorth, N.A.; former Chairman of Safety Fund National Bank and Director of CFX Corporation, which were acquired by TD Banknorth in 1998; President and Chief Executive Officer of The Granite Group LLC from 1998 to present; formerly, President and Chief Executive Officer, Central Goulet Supply, from 1972 through 1997; former Chairman of the Board, Worcester Business Development Corp.; Clerk; Greater Worcester Community Foundation; Trustee, Allmerica Investment Trust and Allmerica Securities Trust; Trustee, College of the Holy Cross.	1998
John Otis Drew	54	Director of TD Banknorth and Banknorth, N.A.; former Chairman of the Board of CCBT Financial Companies, Inc. and its subsidiary bank, Cape Cod Bank and Trust Company, N.A., which were acquired by TD Banknorth in 2004; Principal/ President, John A. Drew, Realtor (Hyannis MA); Consultant to the Board of A.D. Makepeace Co., a real estate development and management company and a cranberry grower; President, Parker Mills, Inc.; Real Estate Holding Company; President, Sassamon Holdings, Inc.; President, Wankinco River, Inc.; President, Tihonet Land & Development Company, Inc.	2004
Colleen A. Khoury	61	Director of TD Banknorth and Banknorth, N.A.; Dean, University of Maine School of Law from 1998 to present and faculty member since 1985; former general counsel of Ventrex Laboratories, Inc. and a former Partner in the law firm of Bell, Boyd & Lloyd of Chicago, Illinois. Ms. Khoury is admitted to the bar in the states of Maine and Illinois and in the U.S. District Court, Northern District of Illinois and in the U.S. Tax Court; member, American Law Institute; member, Justice Action Group; member, Business Law Section of the Maine Bar Association; Trustee Emeritus, Colby College; member, Board of Trustees Portland Symphony Orchestra; Corporator, Boys & Girls Club of Greater Portland; recipient of the 2001 Maine Bar Association John Ballou Award for Distinguished Service; recipient of the University of New England’s 2002 Deborah Morton Award.	2002

		Position with TD Banknorth and Principal	Director
Name	Age	Occupation During the Past Five Years	Since

Dana S. Levenson	51	Director of TD Banknorth and Banknorth, N.A.; former Director of Bank of New Hampshire Corporation, which was acquired by TD Banknorth in 1993; Principal, The Levenson Group from 1997 to present; President of Ann Ellen Enterprises, Inc., a 35-store specialty retail operation from 1981 to 1996; President of Quatro Realty Corporation; Member, Portsmouth Rotary Club; Treasurer, Dartmouth Club of the Seacoast; Member, Portsmouth Children’s Museum Advisory Board; Member, Portsmouth Economic Development Commission; and Trustee, Portsmouth Public Library.	1995
Steven T. Martin	65	Director of TD Banknorth and Banknorth, N.A.; Director of American Financial Holdings, Inc. from 1979 until its merger into TD Banknorth in February 2003; Principal, Martin Associates, a consulting group to international industrial companies from 2003 to present; from 1998 through 2002, Executive Vice President of Ingersoll-Rand Company, which Mr. Martin served in various capacities, including President of the Production Equipment Group of Ingersoll-Rand Company or related entities since 1962.	2003
John M. Naughton	68	Director of TD Banknorth and Banknorth, N.A.; Chairman of the Board and Director of SIS Bancorp, Inc. from 1990 until its acquisition by TD Banknorth in 1999; former Executive Vice President of Massachusetts Mutual Life Insurance Company; Trustee, American International College; Director, University of Massachusetts Building Authority.	1999
Malcolm W. Philbrook, Jr.	70	Director and Vice Chairman of TD Banknorth and lead director for corporate governance purposes; Director of Banknorth, N.A.; attorney and President of the law firm of Crockett, Philbrook & Crouch, P.A.; Director of the Lewiston/ Auburn YMCA; Director, Patrons Mutual Insurance Co.; President and Trustee, Winter Foundation.	1976
Angelo P. Pizzagalli	70	Director and Vice Chairman of TD Banknorth and lead director for corporate governance purposes; Chairman of the Executive Committee of TD Banknorth; Director of Banknorth, N.A.; former director of Banknorth Group, Inc. (Vermont), which was acquired by TD Banknorth in 2000; Co-Chairman, Pizzagalli Construction Company and Pizzagalli Properties, LLC.	2000

		Position with TD Banknorth and Principal	Director
Name	Age	Occupation During the Past Five Years	Since

Irving E. Rogers, III	43	Director of TD Banknorth and Banknorth, N.A.; former Director of Andover Bancorp from 1996 until its merger into TD Banknorth in 2001; Publisher of the Eagle-Tribune, Andover Townsman, Haverhill Gazette, Derry New Hampshire News, the Salem News, the Daily News of Newburyport and the Gloucester Daily Times.	2001
William J. Ryan	61	Chairman, President and Chief Executive Officer of TD Banknorth and Banknorth, N.A. since July 1989; Director, Wellpoint, Inc. (formerly Anthem) (NYSE: WLP); Director, UnumProvident Corp. (NYSE: UNM-PA); Director, Maine Machine Products Company; Trustee, Libra Foundation; Member, Board of Advisors, University of New England; Trustee, Colby College.	1989
Curtis M. Scribner	67	Director of TD Banknorth and Banknorth, N.A.; Director of Banknorth Insurance, TD Banknorth’s insurance brokerage subsidiary; Principal of C.M. Scribner & Co., a real estate holding company, since 1995; past Chairman and current Corporator of Hurricane Island Outward Bound; Director, Rufus Deering Co.; Member, Maine Committee of Newcomen Society; Corporator, Maine Medical Center; Director, Maine Community Foundation; Honorary Trustee, North Yarmouth Academy.	1977
Gerry S. Weidema	56	Director of TD Banknorth and Banknorth, N.A.; former Director and/or audit committee member of Bank of New Hampshire Corporation, Bank of New Hampshire, The First National Bank of Portsmouth and Hampton Cooperative Bank prior to their acquisition by TD Banknorth; Certified Public Accountant and Certified Financial Planner with Weidema & Lavin, CPA, PA, an accounting firm specializing in accounting and tax issues for a wide variety of closely-held companies and individuals; Member, New Hampshire Society of CPAs; Member of Ethics committee of NH Society of CPAs; Member, American Institute of Certified Public Accountants; Board Member and Treasurer, PlusTime NH; Member of University of New Hampshire Parents Association.	2002
Our Board of Directors unanimously recommends that you
vote “FOR” approval of the nominees for Class A directors.

Class B Directors

		Position with TD Banknorth and Principal	Director
Name	Age	Occupation During the Past Five Years	Since

William E. Bennett	58	Director of TD Banknorth and Banknorth, N.A.; Director of TD (NYSE:TD); Director and former President and Chief Executive Officer of Draper & Kramer, Inc., a Chicago-based financial services and real estate company; member of the Board of Advisors of Alpha Capital Fund III, L.L.C.	2005
W. Edmund Clark	57	Director of TD Banknorth and Banknorth, N.A.; Director, President and Chief Executive Officer of TD (NYSE:TD); prior to December 20, 2002, President and Chief Operating Officer of TD; prior to joining TD in connection with its acquisition of CT Financial Services Inc. on February 1, 2000, President and Chief Executive Officer of CT Financial Services Inc.	2005
Wilbur J. Prezzano	64	Director of TD Banknorth and Banknorth, N.A.; Director of TD (NYSE:TD); Director and the retired Vice Chairman of Eastman Kodak Company (NYSE: EK), an imaging products and services company; also a director of a number of companies, including Lance, Inc. (NasdaqNM: LNCE) and Roper Industries, Inc.	2005
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
      The following information is provided with respect to each person who currently serves as an executive officer of TD Banknorth but does not serve on TD Banknorth’s Board of Directors. There are no arrangements or understandings between TD Banknorth and any such person pursuant to which such person has been elected an officer, and no such officer is related to any director or other officer of TD Banknorth by blood, marriage or adoption.
      Peter J. Verrill, 56, is Senior Executive Vice President and Chief Operating Officer of TD Banknorth and Banknorth, N.A. Mr. Verrill was initially elected as Chief Operating Officer in January 1996 and served as Chief Financial Officer of TD Banknorth until early 2003. From 1988 through December 1995, Mr. Verrill served as Executive Vice President, Treasurer and Chief Financial Officer of TD Banknorth. Previously, Mr. Verrill served as Senior Vice President and Treasurer of Banknorth, N.A. (formerly Peoples Heritage Bank) from March 1978 through January 1988. Mr. Verrill is a director and Capital Campaign Vice Chair of Pine Tree Council Boy Scouts of America; a director, member of the Finance Committee and Chairman of the Board of the Jeremiah Cromwell Disabilities Center; a director and member of the Finance Committee of Ronald McDonald House of Portland, Maine; and a director and Treasurer of TrainRiders Northeast. Mr. Verrill is a member of the American Institute of Certified Public Accountants and the Maine Society of Public Accountants.
      Stephen J. Boyle, 43, is Executive Vice President and Chief Financial Officer of TD Banknorth and Banknorth, N.A. Mr. Boyle was appointed Chief Financial Officer in early 2003 and is responsible for the finance, accounting and tax functions at TD Banknorth. Mr. Boyle joined TD Banknorth in 1997 as Executive Vice President and Controller. He was formerly Director of Financial Reporting at Barnett Banks, Inc. in Florida. Mr. Boyle is a member of the University of Southern Maine Business School Advisory Board and serves on the Vestry of St. Georges Episcopal Church.
      John W. Fridlington, 61, is Executive Vice President and Chief Lending Officer of TD Banknorth and Banknorth, N.A. In 1992, Mr. Fridlington initially was elected Executive Vice President of TD Banknorth and Executive Vice President of Commercial Lending of Banknorth, N.A. (formerly Peoples Heritage Bank). Mr. Fridlington’s banking career included over 25 years of service in various capacities at Heritage

Bank, Community Savings Bank, BayBank Valley Trust Co., Mechanics Bank and New England Merchants Bank, all of which were located in Massachusetts. Mr. Fridlington serves as a trustee of the Susan Curtis Foundation, a director of the Maine Children’s Cancer Program and a director of CEI Community Ventures, Inc. Mr. Fridlington also is a member of the Risk Management Association, a professional association of lending and risk management professionals.
      Andrew W. Greene, 61, was elected Senior Executive Vice President of TD Banknorth in April 2001 and of Banknorth, N.A. in January 2002. Mr. Greene originally was elected Executive Vice President of TD Banknorth in May 1999. Currently, Mr. Greene oversees the activities of Banknorth Insurance Group and Banknorth Investment Planning, the insurance brokerage and financial planning subsidiaries, respectively, of Banknorth, N.A., and Banknorth Wealth Management, a division of Banknorth, N.A. Mr. Greene was a director of TD Banknorth from 1991 to 1998; former Chief Executive Officer of Legacy Co. Services, Inc. from 1998 to 1999; former Chairman, President, and Chief Executive Officer and Director of Blue Cross/ Blue Shield of Maine and President, Chief Executive Officer and director of Blue Alliance Mutual Insurance Company from 1991 to 1998; former Chairman of the Board and Chief Executive Officer of Machigonne Agency, Inc. from 1991 to 1998; and former director, National Blue Cross and Blue Shield Association; he is a member of the President’s Council of Visitors, University of Southern Maine; member, Board of Corporators, Maine Medical Center Foundation; member, Board of Trustees, Southern New Hampshire University; member, Board of Directors of the Gulf of Maine Aquarium Development Corporation and Chairman of the capital campaign; and member, Board of Directors of the Mitchell Institute.
      Carol L. Mitchell, 49, was elected Executive Vice President of TD Banknorth and Banknorth, N.A. in January 1997. Ms. Mitchell joined TD Banknorth in August 1990 and was elected Senior Vice President, General Counsel and Clerk in 1992. Ms. Mitchell currently is the General Counsel, Chief Administrative Officer and Secretary of TD Banknorth and Banknorth N.A. and oversees the Legal, Human Resources and General Services Departments. Ms. Mitchell is an attorney, admitted to practice law in Maine, and is a member of the American Bar Association, the Maine Bar Association and the Cumberland Bar Association. Ms. Mitchell is a director of the New England Legal Foundation; a member and Treasurer of the Maine Chapter of the International Women’s Forum; a member of the American Society of Corporate Secretaries; a director of the Greater Portland YWCA; a Trustee of the Portland Public Library; a director of the University of Maine School of Law Foundation; and a director and Vice Chairman of the Board of the Young Womens’ Christian Association of Greater Portland.
      David J. Ott, 53, is Senior Executive Vice President and Chief Banking Officer of TD Banknorth and Banknorth, N.A. Mr. Ott initially was elected President and Chief Executive Officer of Banknorth, N.A. (formerly Peoples Heritage Bank) and an Executive Vice President of TD Banknorth in March 1999 and served as such until his election as Chief Banking Officer in June 2000. In addition to his oversight over each of Banknorth, N.A.’s state banking divisions, Mr. Ott oversees the Marketing, Small Business and Residential Mortgage Banking Divisions of Banknorth, N.A. Prior to joining TD Banknorth, Mr. Ott served as Chairman, President and Chief Executive Officer of Fleet Bank of Maine. Mr. Ott’s banking career has spanned over 20 years. From July 1995 through June 1997, Mr. Ott served as President of Maine Rubber International. Mr. Ott serves on the Boards of Directors of the Susan Curtis Foundation, the Mitchell Institute and the Maine Coalition for Excellence in Education.
      Edward P. Schreiber, 46, is Executive Vice President, Chief Risk Officer and Regulatory Liaison of TD Banknorth and Banknorth, N.A. Mr. Schreiber was elected Executive Vice President, Chief Risk Officer and Regulatory Liaison of TD Banknorth in 1999. Prior to joining TD Banknorth, Mr. Schreiber held various positions throughout the United States with The Office of the Comptroller of the Currency of the United States for over 19 years, including Senior Supervisory Data Analyst, Field Manager and Regional Bank Examiner in Charge. Mr. Schreiber is a Certified Risk Professional. Mr. Schreiber regularly instructs at the New England School of Banking and serves on the FASB Advisory Council.
      Wendy Suehrstedt, 46, is Executive Vice President and Chief Retail Banking Officer of TD Banknorth and Banknorth, N.A. Ms. Suehrstedt was elected Executive Vice President and Chief Retail Banking

Officer of TD Banknorth in January 1997. Previously, Ms. Suehrstedt served as Senior Vice President of Retail and Small Business Banking at Banknorth, N.A. (formerly Peoples Heritage Bank) from 1994 to 1997 and Senior Vice President of TD Banknorth in charge of Commercial Credit Policy and Administration from 1991 to 1994. She joined Banknorth, N.A. as Vice President of Commercial Loan Review in 1990. Ms. Suehrstedt is Chairman of the Community Investment Division of the United Way of Greater Portland; a member of the Board of Directors of the United Way of Greater Portland; and a member of the Board of Directors of the Maine Development Foundation. Ms. Suehrstedt is a past Chairman of the Maine Group of Robert Morris Associates, a professional association of lending and credit risk professionals.

BENEFICIAL OWNERSHIP OF CAPITAL STOCK
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership of Common Stock
      The following table sets forth information as to the Common Stock beneficially owned as of March 1, 2005 by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known to us to be the beneficial owner of 5% or more of the outstanding Common Stock, (ii) each of the nominees for election as director, (iii) each of our executive officers named in the Summary Compensation Table below and (iv) all of the nominees for director and executive officers as a group.

	Shares Beneficially Owned
	as of March 1, 2005(1)

Name of Beneficial Owner	Amount		Percent

5% Holders:
The Toronto-Dominion Bank Toronto-Dominion Centre Toronto, Ontario MSK 1A2	96,106,025	(2)	55.5%
Directors:
William E. Bennet	0
W. Edmund Clark	0
Robert G. Clarke	1,422	(3)	—
P. Kevin Condron	19,549	(3)	—
John Otis Drew	4,106	(3)	—
Colleen A. Khoury	686	(3)	—
Dana S. Levenson	9,119	(3)	—
Steven T. Martin	14,162	(3)	—
John M. Naughton	19,478	(3)	—
Malcolm W. Philbrook, Jr.	41,664	(3)(4)	—
Angelo P. Pizzagalli	78,796	(3)	—
Wilbur F. Prezzano	0
Irving Rogers, III	5,032	(3)	—
William J. Ryan	818,652	(5)	—
Curtis M. Scribner	9,691	(3)	—
Gerry S. Weidema	9,174	(3)	—
Executive officers who are not directors and who are named in the Summary Compensation Table below:
Peter J. Verrill	403,072	(5)	—
David J. Ott	85,157	(5)	—
Andrew W. Greene	35,763	(5)	—
Wendy Suehrstedt	12,545	(5)	—
All nominees for director and executive officers of TD Banknorth as a group (24 persons)	1,709,392	(6)	1.0%

(1)	The number of shares beneficially owned by the persons set forth above is determined under rules under Section 13 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an individual is considered to beneficially own any shares of Common Stock if he or she directly or indirectly has or shares: (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares and all individual holdings amount to less than 1% of the issued and outstanding Common Stock.

(2)	Based on an amended Schedule 13D filed by The Toronto-Dominion Bank on March 28, 2005, which stated that The Toronto-Dominion Bank has sole voting power and sole dispositive power with respect to the indicated shares.

(3)	Includes options to purchase shares of Common Stock pursuant to the 1995 Director’s Stock Option Plan, as follows:

No. of
Name	Shares

P. Kevin Condron	2,000
Dana S. Levenson	2,000
Angelo P. Pizzagalli	9,825
Gerry S. Weidema	8,000

Also includes in the case of director Pizzagalli, substitute options to purchase 1,825 shares of Common Stock granted in connection with our acquisition of Banknorth Group, Inc. (Vermont) in 2000.

(4)	Includes 14,536 shares held by a 501(c)(3) foundation and/or a trust for which Mr. Philbrook shares voting rights but for which he has no pecuniary interest.

(5)	Includes shares over which an officer has voting power under our 401(k) Plan and options to purchase shares of Common Stock granted pursuant to our stock option plans which are exercisable within 60 days of March 1, 2005, as follows:

	401(k)	Currently
	Plan	Exercisable Options

William J. Ryan	36,816	753,770
Peter J. Verrill	6,418	383,030
David J. Ott	10,067	72,640
Andrew W. Greene	1,401	30,030
Wendy Suehrstedt	2,676	1,337

(6)	Includes a total of 68,693 shares of Common Stock which are held by the trust established pursuant to our 401(k) Plan on behalf of executive officers of TD Banknorth as a group. Also includes 1,374,930 shares of Common Stock which may be acquired by directors and executive officers as a group upon the exercise of outstanding stock options which are exercisable within 60 days of March 1, 2005; shares subject to the foregoing stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by directors and executive officers of TD Banknorth as a group.
Beneficial Ownership of Class B Common Stock
      TD is the beneficial owner of the only outstanding share of our Class B Common Stock.
      The purpose of the Class B Common Stock generally is to facilitate the exercise of TD’s rights as a majority holder of the outstanding Common Stock to obtain representation on the Board of Directors of TD Banknorth. The Class B Common Stock has no substantive rights apart from the right to vote for the election and removal of Class B directors and related rights and may be owned only by TD and its affiliates.

Section 16(a) Beneficial Ownership Reporting Compliance
      Under Section 16(a) of the Exchange Act, our directors and executive officers and certain persons who own more than 10% of the Common Stock are required:

•	to file reports of their ownership of the Common Stock and any changes in that ownership with the Securities and Exchange Commission and the NYSE by specific dates, and

•	to furnish us with copies of the reports.
      Based on our records and other information, we believe that these filing requirements were satisfied by our directors and executive officers in 2004.

COMPENSATION OF EXECUTIVE OFFICERS AND
TRANSACTIONS WITH MANAGEMENT
      The following table discloses compensation received by our chief executive officer and our four other most highly-compensated executive officers for the three years ended December 31, 2004.
Summary Compensation Table

					Long-Term Compensation

	Annual Compensation				Awards		Payouts($)

				Other	Restricted
				Annual	Stock	Options/	LTIP	All Other
Executive Officer	Year	Salary($)	Bonus($)	Compensation($)	Awards($)	SARs(#)	Payouts($)	Compensation($)

		(1)	(2)	(3)		(4)	(5)	(6)
William J. Ryan	2004	$844,384	$303,200	$14,632	$0	0	$6,260,440	$1,268,053	(7)
Chairman, President	2003	808,923	207,200	13,655	0	174,000	1,125,000	9,000
and Chief Executive	2002	791,023	792,000	104,829	0	241,750	0	8,500
Officer
Peter J. Verrill	2004	464,742	157,060	7,085	0	0	3,130,220	9,225
Sr. Executive Vice	2003	409,665	101,200	11,044	0	96,000	562,500	9,000
President and Chief	2002	394,837	440,000	7,414	0	117,000	0	8,500
Operating Officer
David J. Ott	2004	339,231	123,780	5,848	0	0	3,130,220	9,225
Sr. Executive Vice	2003	307,692	80,300	7,590	0	78,000	562,500	9,000
President and Chief	2002	296,154	328,500	6,489	0	63,250	0	8,500
Banking Officer
Andrew W. Greene	2004	300,692	97,760	5,395	0	0	3,130,220	9,225
Sr. Executive Vice	2003	291,154	68,200	8,478	0	66,000	458,375	9,000
President, Insurance	2002	280,115	270,000	2,236	0	63,250	0	8,500
and Investments
Wendy Suehrstedt	2004	292,538	97,760	1,902	0	0	3,130,220	9,225
Executive Vice	2003	278,461	68,200	3,552	0	66,000	354,250	9,000
President, Chief	2002	266,154	200,000	2,722	0	63,250	0	8,500
Retail Officer

(1)	In addition to the base salaries, amounts disclosed in this column include (i) amounts deferred pursuant to our Deferred Compensation Plan, which generally allows eligible officers to defer up to 70% of their salaries, and (ii) amounts deferred pursuant to our 401(k) Plan, which generally allows employees of TD Banknorth and participating subsidiaries to defer up to 50% of their compensation, subject to applicable limitations in Section 401(k) of the Internal Revenue Code. Executive officers’ base salary adjustments are considered in the first quarter of each year.

(2)	Amounts include annual bonuses earned in the year indicated and paid early in the following year. Amounts disclosed in this column include bonuses deferred pursuant to our Deferred Compensation Plan.

(3)	Includes the value of company-owned automobiles, club memberships, financial planning subsidy, personal use of a company-owned condominium and costs associated with spousal travel with the executive on a company-sponsored business trip. In each case the aggregate amount paid for the applicable benefits is substantially less than the lesser of either $50,000 or 10% of the total annual salary and bonus for each named executive officer, except for Mr. Ryan, who in 2002 was reimbursed $100,000 for a club initiation fee.

(4)	Consists of awards granted pursuant to our stock option plans.

(5)	Amounts paid in 2004 represent accelerated long-term cash awards made pursuant to the change-in-control provision of the Executive Incentive Plan in connection with TD’s acquisition of a majority interest in TD Banknorth, which were paid in December 2004. Amounts in 2003 and 2002 represent long-term cash awards made pursuant to the Executive Incentive Plan for the three year cycle ending in the year indicated, which were paid early in the following year.

(6)	Includes matching contributions by us pursuant to our 401(k) Plan.

(7)	Includes a lump sum premium in the amount of $1.26 million paid by us to purchase and deliver to Mr. Ryan a $5.0 million whole life insurance policy on his life. See “— Employment and Retention Agreements,” beginning on page 30.
Options/SAR Grants in 2004
      We did not make any option grants to our named executive officers in 2004.
Aggregated Option Exercises in 2004 and Year-end Option Values
      The following table provides information relating to option exercises in 2004 by our named executive officers and the value of such officers’ unexercised options at December 31, 2004.

					Value of Unexercised
			Number of Options		In-The-Money Options
			at Year End(#)		at Year End($)(1)
	Shares Acquired	Value
	on Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

William J. Ryan	153,430	$3,082,400	746,592	346,358	$27,325,267	$12,676,703
Peter J. Verrill	53,430	1,291,282	379,070	102,910	13,873,962	3,766,506
David J. Ott	124,000	1,934,952	69,917	73,133	2,558,962	2,676,668
Andrew W. Greene	54,940	665,423	27,307	65,093	999,436	2,382,404
Wendy Suehrstedt	179,533	2,678,670	0	59,417	0	2,174,662

(1)	Based on a per share market price of $36.60.
Long-term Incentive Plans — Awards in Last Fiscal Year
      Since 2002, we have annually granted long-term incentive awards to executive officers under our Executive Incentive Plan based on criteria for a three-year performance cycle. In January 2004, we granted awards of units for a three-year performance cycle ending on December 31, 2006, and in December 2004 we granted awards of units for a three-year performance cycle ending on December 31, 2007. Under the terms of these awards, TD Banknorth is ranked against a group of peer companies in terms of average annual diluted earnings per share growth over the three-year performance cycle. TD Banknorth’s ranking results in a corresponding unit value. Units have value only to the extent that TD Banknorth equals or exceeds the median of the peer group and equals or exceeds a 4% threshold for growth in diluted earnings per share over the performance cycle. A threshold payout represents the median performance, a target payout represents the mean between median and maximum performance and a maximum payout in based on a ranking of number one atop the peer group.
      The Executive Incentive Plan provides that upon a change in control of TD Banknorth, participants shall be paid a pro rata share of the maximum award due under any long-term performance cycles currently in progress. In anticipation of the acquisition, which constituted a change in control of TD Banknorth for purposes of the Executive Incentive Plan, in December 2004 we paid pro rata amounts attributable to the outstanding three-year performance cycles ending on December 31, 2005, 2006 and 2007. No payments were made with respect to the three-year performance cycle ended December 31, 2004 as a result of TD Banknorth’s ranking below the median of the peer group and this cycle’s completion prior to completion of the acquisition. The amount of the change in control payments to Messrs. Ryan, Verrill, Ott and Greene and Ms. Suehrstedt are reflected under the “LTIP Payouts” column in the Summary Compensation Table above. No additional payments will be made under the Executive Incentive Plan for three-year performance cycles that commenced prior to TD’s acquisition of a majority interest in TD Banknorth.

Pension Plan
      The following table sets forth the estimated benefits payable under our qualified defined benefit retirement plan for all eligible employees. This benefit and a supplemental benefit (for those executive officers covered under a supplemental retirement plan, as described below) provide a competitive total pension benefit plan. Compensation in the following table is limited to the ceiling of $210,000 for 2005 as provided under the Economic Growth and Tax Relief Reconciliation Act of 2001.

Career Average	10 Years	15 Years	20 Years	25 Years	30 Years
Compensation	of Service	of Service	of Service	of Service	of Service

$150,000	$29,085	$43,627	$58,170	$72,712	$87,254
175,000	34,460	51,690	68,920	86,149	103,379
200,000	39,835	59,752	79,670	99,587	119,504
225,000	41,985	62,977	83,970	104,962	125,954
250,000	41,985	62,977	83,970	104,962	125,954

(1)	Benefit formula is 1.5% of career average earnings plus 0.65% of career average earnings above covered compensation. For 2005, year of retirement covered compensation equals $48,696.

(2)	Career average salary is limited to $210,000 in 2005.

(3)	Maximum benefits under the plan are as indicated. Maximum allowable annual benefit under the Internal Revenue Code for 2005 is $170,000.
      The maximum annual compensation which may be taken into account under qualified plans is indexed for inflation after 2004.
      At December 31, 2004, Messrs. Ryan, Verrill, Ott and Greene and Ms. Suehrstedt had 15, 27, 6, 6 and 15 years of credited service under our defined benefit pension plan, respectively.
      TD Banknorth and each of Messrs. Ryan and Verrill have entered into supplemental retirement agreements (“SERPs”) which provide for a cumulative retirement benefit (together with qualified plan benefits and other integrated benefits, as set forth below) equal to 65% of each such executive’s respective compensation for the highest five consecutive of the last ten years of the executive’s employment. These agreements are substantially the same, except that Mr. Ryan’s SERP provides for an additional 5.5 years of credited service. Compensation includes annual salary and bonuses, but excludes amounts paid pursuant to any stock option, stock appreciation right or other long-term compensation plans of TD Banknorth. We do not believe that the covered compensation for this purpose differs substantially (by more than 10%) from the salary and bonuses set forth in the Summary Compensation Table set forth above. The benefits under the SERPs for covered executives generally are integrated with, and thus reduced by, (i) 50% of the officer’s primary Social Security benefit estimated at the normal retirement age of 65; (ii) the annual amount of benefits payable to the officer at age 65 on a life annuity basis from the qualified defined benefit retirement plan maintained by TD Banknorth; (iii) the annual amount of benefits payable on the same basis of that portion of the account balances attributable to contributions by TD Banknorth to any and all qualified defined contribution retirement plans maintained by TD Banknorth; and (iv) the annual amounts of benefits payable on the same basis attributable to contributions by TD Banknorth to any other qualified or non-qualified retirement plans or agreements maintained or entered into by TD Banknorth. Each of the SERPs provides for a reduction in the benefit to be provided if the executive does not complete 25 years of service with TD Banknorth or any of its subsidiaries. The SERPs with Messrs. Ryan and Verrill provide that their supplemental retirement benefits shall be equal to the greater of the benefits under their respective SERP and the benefits which would be available under the supplemental retirement plan for certain other executive officers of TD Banknorth described below.
      At December 31, 2004 the expected annual benefits under the SERPs with Messrs. Ryan and Verrill were $1.4 million and $613,334, respectively, assuming they remain employed by us through age 65 with level future salaries and an 8% return on defined contribution investment accounts. These figures are based on four and nine years until retirement for Messrs. Ryan and Verrill, respectively, and do not reflect the impact of the SERP enhancements below.
      TD Banknorth also has adopted a supplemental retirement plan that covers Messrs. Ott and Greene and Ms. Suehrstedt and certain other executive officers of TD Banknorth and Banknorth, N.A. The plan provides that each executive shall receive a supplemental pension benefit upon retirement equal to the amount necessary to provide the executive with the normal benefits payable under TD Banknorth’s defined benefit pension plan without regard to the current $205,000 plan compensation limitation under Section 401 of the Internal Revenue Code or the limitations contained in Section 415 of the Internal Revenue Code. At December 31, 2004, the expected annual benefits for Messrs. Ott and Greene and Ms. Suehrstedt were $290,971, $95,121 and $271,250, respectively, assuming they remain employed by us through age 65 with level future salaries and an 8% return on defined contribution investment accounts. These figures are based on 12 years, four years and 18 years until retirement for Messrs. Ott and Greene and Ms. Suehrstedt, respectively, and do not reflect the impact of the SERP enhancements below.
      Pursuant to the agreements discussed under “— Employment and Retention Agreements” below, certain executives of TD Banknorth will be entitled to receive various enhancements to their SERPs on the third anniversary of the completion of the acquisition or the earlier termination of their employment due to death, disability, involuntary termination other than for cause or voluntary termination by the executive for good reason. These enhancements will be forfeited if the executive voluntarily terminates his or her employment with us prior to that time. The SERP enhancements generally consist of (1) crediting the executive with an additional 36 months of age and service for all purposes under the SERP, including benefit accrual, (2) disregarding any SERP provisions that prohibit the accrual of additional benefits after the executive has been credited with more than a stated number of years of service and (3) treating the executive as immediately eligible for any early retirement benefit without being subject to reduction for early commencement of payment. In the event that Messrs. Ryan, Verrill, Ott and Greene and Ms. Suehrstedt remained employed by us through age 65, the effect of the above enhancements will be to increase the expected annual benefits under their SERP agreements and supplemental retirement plan set forth above for Messrs. Ryan, Verrill, Ott and Greene and Ms. Suehrstedt to $1.7 million, $719,318, $365,650, $156,651 and $320,190, respectively, assuming level future salaries and 8% return on defined contribution investment amounts.
Employment and Retention Agreements
      TD Banknorth is a party to employment agreements with each of Messrs. Ryan and Verrill and retention agreements with each of Messrs. Ott and Greene and Ms. Suehrstedt, as well as with each of Messrs. Boyle and Fridlington and Ms. Mitchell and certain other officers. These agreements were entered into in connection with the negotiation of the terms of the acquisition by TD and Banknorth Group, Inc. in order to increase the likelihood that these persons would remain in the employ of TD Banknorth following completion of the acquisition. Upon completion of the acquisition, these agreements became effective and superseded the then-existing severance agreements between Banknorth Group, Inc. and these officers.
      The employment agreement among TD Banknorth, TD and Mr. Ryan provides that during the five-year period following the completion of the acquisition, Mr. Ryan will be employed as Chairman, President and Chief Executive Officer of TD Banknorth and will serve as a director and Vice Chairman of TD. The employment agreement between TD Banknorth and Mr. Verrill provides that during the four-year period following the completion of the acquisition, Mr. Verrill will be employed as Senior Executive Vice President and Chief Operating Officer of TD Banknorth. The retention agreements between TD Banknorth and each of the other six Banknorth executives, including Messrs. Ott and Greene and Ms. Suehrstedt, provide that during the three-year period following the completion of the acquisition each executive will serve in such positions as may be assigned by TD Banknorth consistent with the executive’s position prior to the acquisition.

      Each of the agreements provides that during the term of the agreement the executive will receive an annual base salary at least equal to his or her base salary in effect immediately prior to the completion of the acquisition, will have incentive compensation opportunities no less favorable than those available to the executive prior to the completion of the acquisition and will be entitled to participate in all employee benefit plans offered by TD Banknorth to its employees. Mr. Ryan’s employment agreement also provides for the purchase of a $5 million whole life insurance policy on his life. We funded this policy with the payment of a lump sum premium in the amount of $1.26 million in December 2004.
      Under the terms of the agreements, each executive agreed to waive existing rights to accelerated vesting of the options to acquire Common Stock held by him or her that would otherwise occur upon completion of the acquisition in accordance with the terms of the stock compensation plans under which such options were granted. Such options will vest immediately in the event that the executive’s employment is terminated following the acquisition due to death, disability, involuntary termination without cause, voluntary termination by the executive for good reason or retirement at or after age 65.
      Pursuant to each of the agreements, upon completion of the acquisition each executive was granted restricted stock units in TD common shares with a grant date value equal to $6 million in the case of Mr. Ryan, $3 million in the case of Mr. Verrill and $2 million in the case of each of the other six executives named above. These grants were made pursuant to a Performance Based Restricted Share Unit Plan adopted by us and a related participation agreement entered into by us and each participant under the plan. The restricted stock units will vest based on the executive’s continued employment through the third anniversary of the completion of the acquisition, subject to earlier vesting upon termination of employment due to death, disability, involuntary termination other than for “cause,” as defined in the agreements, or voluntary termination by the executive for “good reason,” as defined in the agreements. However, even if the restricted stock units vest prior to the third anniversary of the completion of the acquisition, payment of the awards will be delayed until that third anniversary and will be contingent upon the executive’s compliance with the non-solicitation and non-competition provisions in the new agreements. The restricted stock units will be paid out in cash based on the closing price of the TD common shares on the third anniversary of the completion of the acquisition (March 1, 2008), unless the executive elects to defer the cash payment under the terms of a deferred compensation plan maintained by TD Banknorth. The cash amount payable in respect of the restricted stock units will be adjusted up or down, but not by more than 20%, to reflect the performance of TD Banknorth against an annual growth in operating earnings per share target established each year by the Compensation Committee of the Board of Directors of TD Banknorth, provided that such operating earnings per share target may not increase by more than 10% annually. Pursuant to the Restricted Stock Unit Plan and related participation agreements, the operating earnings per share target and performance result will, in the discretion of the Compensation Committee, take into account adjustments for items like changes in accounting methodologies, merger and consolidation charges related to the acquisition and other acquisitions, extraordinary items and cost and revenue synergies between TD Banknorth and TD as determined by the Compensation Committee.
      In consideration for the executive officers’ continued employment through the third anniversary of the acquisition and his or her agreement to comply with the non-solicitation and non-compete provisions in the new agreement, each executive who is party to an employment or retention agreement will become entitled to receive a non-competition and retention amount on the third anniversary of the completion of the acquisition, subject to earlier payment upon termination of employment due to death, disability, involuntary termination other than for cause or voluntary termination by the executive for good reason. The non-competition and retention amount consists of a lump sum cash payment, as well as various enhancements to the executive’s existing SERP or supplemental retirement plan, as discussed under “— Pension Plan” above. The lump sum cash payments equal $6,081,925 for Mr. Ryan, $2,788,977 for Mr. Verrill, $1,746,675 for Mr. Greene, $2,098,239 for Mr. Ott and $1,571,925 for Ms. Suehrstedt.

      If, during the term of the new agreement, the executive’s employment is involuntarily terminated without cause, or the executive terminates his or her employment for good reason, the executive will be entitled to receive the following:

•	accrued benefits through the date of termination,

•	the non-competition and retention payment and SERP enhancements discussed above,

•	a prorated bonus for the year of termination based on the executive’s average annual bonuses for the prior three years (which we refer to herein as the prorated bonus),

•	continued welfare benefits coverage at TD Banknorth’s expense until the earlier of 36 months or the date the executive commences new employment with comparable benefits or, under certain circumstances where it is not possible to provide continued coverage, a lump sum cash amount equal to twice the aggregate allocable cost of such coverage, and

•	accelerated vesting of (1) all unvested stock options granted prior to the acquisition, (2) any grants of equity-based compensation awards from TD or TD Banknorth after the acquisition if the termination of employment occurs after a subsequent change in control of either TD or TD Banknorth and (3) the restricted stock units granted upon completion of the acquisition (without regard to the performance conditions) although such units will not be payable until the third anniversary of the completion of the acquisition and will be forfeited if the executive fails to comply with the non-solicitation and non-compete provisions of the new agreement.
      In addition, upon a qualifying termination of Messrs. Ryan’s or Verrill’s employment, the executive will be entitled to receive a lump sum severance amount equal to the product of:
      (1) the sum of

•	his annual base salary,

•	his average annual bonus for the last three years,

•	the maximum employer matching contributions (other than employee contributions) that would have been credited to his account under TD Banknorth’s 401(k) plan for the year of termination, and

•	the total value of all other contributions and forfeitures allocated to his 401(k) account for the plan year ending immediately prior to either the completion of the acquisition or the termination of his employment, whichever year would produce the greater value;
      multiplied by

(2) the lesser of three or the number of years and portions of a year remaining until, in the case of Mr. Ryan, the fifth anniversary of the completion of the acquisition and, in the case of Mr. Verrill, the fourth anniversary of the completion of the acquisition, but not less than one and a half years (if his termination occurs prior to a change in control of either TD or TD Banknorth) or two years (if his termination occurs after a subsequent change in control of either TD or TD Banknorth).
      In addition, each of the executives (other than Messrs. Ryan and Verrill) will be entitled to two years of salary continuation upon a termination of employment following the third anniversary of the completion of the acquisition, either by TD Banknorth without cause or by the executive for good reason.
      In the event of a termination of employment due to death or disability (or, in the case of Messrs. Ryan and Verrill, retirement at or after age 65), the executive will receive the accrued benefits, prorated bonus, the non-competition and retention payment and accelerated vesting of the unvested stock options granted prior to the acquisition and the restricted stock units granted upon completion of the acquisition. If the executive ceases to be employed for any reason at or following the end of the term of the agreement other than a termination for cause, the executive will be entitled to continued welfare benefits coverage at the expense of TD Banknorth until the earlier of 36 months or the date the executive commences new employment with comparable benefits.
      During and after the term of each applicable agreement, the executives will not disclose confidential information of TD Banknorth. During the term of each applicable agreement and for a period of three years following the date the executive ceases to be employed by TD Banknorth, the executive may not hire or solicit any employees or consultants of TD Banknorth and may not solicit certain clients of TD Banknorth or compete with TD Banknorth.
      If any amounts or benefits received under the new agreements or otherwise are subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, an additional payment will be made to restore the executive to the after-tax position that he or she would have been in if the excise tax had not been imposed, provided that such excess parachute payments exceed 105% of three times the executive’s “base amount,” as defined in Section 280G of the Internal Revenue Code. In the event this 105% threshold is not met, the excess parachute payments will be reduced so that they do not exceed three times the executive’s base amount.
Indebtedness of Directors and Management and Certain Transactions
      Our directors, officers and employees are permitted to borrow from our banking subsidiary in accordance with the requirements of federal and state law. All loans made by our banking subsidiary to directors and executive officers or their related interests have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. We believe that at the time of origination these loans neither involved more than the normal risk of collectibility nor presented any other unfavorable features.
      In connection with our acquisition of CCBT Financial Companies, Inc. (“CCBT”), we entered into a consulting agreement with John Otis Drew, Chairman of CCBT. Pursuant to this agreement, Mr. Drew will provide specified consulting services to us for a five-year period following completion of our acquisition of CCBT on April 30, 2004 in consideration for a consulting fee of $90,000 per annum. Pursuant to the terms of this agreement, the remaining amount due Mr. Drew under this agreement, which amounted to $360,000, was paid to him following the acquisition.
      The law firm of Crockett, Philbrook & Crouch, P.A., of which Malcolm W. Philbrook, Jr. is a partner, provides legal services to Banknorth, N.A. from time to time in the ordinary course of business. The services of Mr. Philbrook’s law firm to Banknorth, N.A. are solely as a result of it being selected from a number of available law firms by residential mortgage loan applicants to Banknorth, N.A. for a single-family residential loan in connection with the obtainment of title insurance for the proposed security property. The fees for such services are paid by the borrower and not Banknorth, N.A. and amounted to $16,670 during Mr. Philbrook’s law firm’s most recent fiscal year.
      TD Banknorth has a sponsorship at Oxford Speedway, of which Mr. Ryan’s son is the owner and operator. Payments pursuant to that sponsorship related to the “Banknorth 250” race at this speedway and amounted to $75,000 in 2004.
      In December 2003, Minot Avenue Properties, LLC, which is owned by Carol L. Mitchell’s husband, purchased a storage facility which had been leased by Banknorth, N.A. for many years. Payments by Banknorth, N.A. pursuant to the lease amounted to $111,000 in 2004.
      We believe that the foregoing transactions are on terms which would be made to non-affiliated parties and are in the best interest of our stockholders.
REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
      In accordance with rules adopted by the Securities and Exchange Commission, the Human Resources and Compensation Committee of our Board of Directors makes this report on executive compensation for the year ended December 31, 2004.

      Composition and Responsibilities of the Committee. During 2004, the members of the Human Resources and Compensation Committee were P. Kevin Condron (Chairman), Steven T. Martin, John M. Naughton, Malcolm W. Philbrook and Irving E. Rogers, III. Mr. Rogers joined the Committee in April 2004.
      One of the responsibilities of the Committee is to determine the compensation of our executive officers. The components of compensation include salary, bonuses under annual and long-term cash incentive programs, stock options under our stock option plans and contributions under our defined benefit pension plan and 401(k) Plan. The bases for determining contributions to our pension plan and 401(k) Plan are the same for all participants in those plans, including executive officers.
      Compensation Philosophy and Strategy. Our philosophy is to align executive compensation with the interests of our stockholders and to determine the components of executive compensation to accomplish the following objectives:

•	to reward executives for enhancement of stockholder value as reflected in our annual earnings performance and the market price of the Common Stock;

•	to balance rewards for accomplishments of short and long-term performance goals;

•	to have greater portions of total compensation at risk for performance as the management level increases;

•	to encourage ownership of the Common Stock through annual grants of stock options and, to a lesser extent, restricted stock, not only to highly-compensated executives, but also to management personnel throughout TD Banknorth; and

•	to attract and retain highly qualified executives critical to our long-term success.
      Our compensation strategy is to provide executives with competitive base salaries along with performance-based annual and long-term incentives which provide an appropriate balance and focus between near-term and long-term objectives. Our compensation model for executives targets total compensation to be competitive (at least the 50th percentile) when measured against a range of selected comparable companies, including bank holding companies and banks in our size range. Comparability is established based on several criteria, including size and scope of business. This comparative analysis was carried out for 2004 with the assistance of Towers Perrin, a nationally-recognized independent consulting firm. The comparison group is broader than the bank holding company and bank group utilized in the performance graphs below, and contains some but not all of the bank holding companies and banks in that group. We believe that the broader group provides a sounder and more appropriate basis for comparison in setting compensation levels because of similarities in size and scope of business. We also seek to ensure that compensation reflects annual evaluations of corporate and individual performance.
      Compensation of the Chief Executive Officer. TD Banknorth’s Board of Directors relies on the chairman, president and chief executive officer to provide effective leadership and execute a successful business plan for the entire organization. Other key measures of the chairman, president and chief executive officer’s performance include development of the senior executive officers of TD Banknorth and the leadership role he plays within the community.
      The Committee establishes Mr. Ryan’s base salary, annual and long-term incentive award and stock option grants in amounts commensurate with his performance and his position. This is done in accordance with the compensation philosophy and strategy of the Committee described above.
      Base Salaries. Mr. Ryan’s salary was increased from $814,000 to $853,500 during 2004, which was in the top quartile of the salary range for the comparable companies. The Committee wished to reward Mr. Ryan for his strong leadership and excellent results by providing a base pay increase that would place Mr. Ryan in the top quartile of his established salary range.
      Executive Incentive Plan. In early 2001, the Committee approved the establishment of an Executive Incentive Plan, which was approved by our stockholders in 2002. The design of the plan was developed with the assistance of Watson Wyatt Worldwide, a global human resources consulting firm, and was reviewed by the Committee’s independent consultant at the time. The primary purpose of the Executive Incentive Plan is to reward key executives with competitive incentives when TD Banknorth’s performance meets or exceeds internal and/or external performance criteria.
      Under the Executive Incentive Plan, TD Banknorth makes cash payouts at specific targets of base salary range mid-point for the chairman, president and chief executive officer, the chief operating officer, chief banking officer, the insurance and investment division executive and the chief retail banking officer upon achieving earnings per share results, with specified maximum payout levels. As a result of TD Banknorth’s earnings for 2004, bonuses for Messrs. Ryan, Verrill, Ott and Greene and Ms. Suehrstedt were $240,560, $120,000, $95,700, $71,500 and $71,500, respectively.
      Under the Executive Incentive Plan, TD Banknorth also provides for cash payouts to participating executive officers based on long-term performance criteria, which were developed with the assistance of the above-named consultants. Long-term performance criteria adopted by the Committee pursuant to the Executive Incentive Plan in early 2002 for a three year period ending December 31, 2004 was designed to rank TD Banknorth against a group of peers in terms of average annual earnings per share growth over this period. The Committee later adopted the same performance criteria for three-year performance cycles beginning January 1, 2003, January 1, 2004 and January 1, 2005. Payments for all performance cycles will be earned only if TD Banknorth equals or exceeds the peer median and exceeds annual average earnings per share growth of 4%. Three-year payouts for performance at the median of the peer group for the cycle beginning January 1, 2004 and ending December 31, 2006 would be $675,000 and $337,500 for Mr. Ryan and the other named executives, respectively. For performance at the top of the peer group for the same performance period, three-year payouts would be $5,400,000 and $2,700,000 for Mr. Ryan and each of the other named executives, respectively. As a result of TD Banknorth’s ranking below the median of the peer group, there were no payouts for the performance cycle ending December 31, 2004.
      The Executive Incentive Plan provides that upon a change in control of TD Banknorth, participants shall be paid a pro-rata share of the maximum award due under any long-term performance cycles currently in progress. In anticipation of TD’s pending acquisition of a majority interest in TD Banknorth, which was completed on March 1, 2005, the Committee authorized the payment in December 2004 of amounts attributable to the three-year performance cycles ending on December 31, 2005, 2006 and 2007. Under the terms of the change-in-control provision of the Executive Incentive Plan, payments to Messrs. Ryan, Verrill, Ott, Greene and Ms. Suehrstedt were $6,260,440, $3,130,220, $3,130,220, $3,130,220 and $3,130,220, respectively. No additional payments will be made under the Executive Incentive Plan for three-year cycles that commenced prior to TD’s acquisition of a majority interest in TD Banknorth.
      Other Cash Awards. In recognition of their efforts to successfully close and integrate several acquisitions in 2004, cash bonuses were awarded to Messrs. Ryan, Verrill, Ott, Greene and Ms. Suehrstedt totaling $62,640, $37,060, $28,080, 26,260 and $26,260, respectively.
      Stock-Based Awards. We award stock options annually at market exercise prices and have established fixed share guidelines for the annual grant of stock options to ensure comparability with the grants of stock options to executives at comparable companies. In accordance with recommendations made by Towers Perrin, which was reviewed by the Committee’s independent consultant at the time, we updated our guidelines for the annual grant of stock options in 2001, which were intended to be competitive with grants of stock options to executives of comparable companies.
      Due to uncertainties associated with the pending acquisition by TD of a majority interest in TD Banknorth and a potential requirement to expense stock options for financial reporting purposes, the Committee voted to defer the annual 2004 grants until 30 days following completion of the TD acquisition. The deferred grants for 2004 were made on March 31, 2005 and included the following combination of stock options and restricted stock unit awards payable in cash to Messrs. Ryan, Verrill, Ott and Greene and Ms. Suehrstedt: stock options for 72,500 shares to Mr. Ryan, 40,000 shares to Mr. Verrill, 32,500 shares to Mr. Ott and 27,500 shares to each of Mr. Greene and Ms. Suehrstedt; and restricted stock unit awards payable in cash for 19,725 shares to Mr. Ryan, 10,883 shares to Mr. Verrill, 8,842 shares to Mr. Ott and 7,482 shares to each of Mr. Greene and Ms. Suehrstedt. The stock options have an exercise price equal to the fair market value of the Common Stock on the date of grant. The stock options will vest over a period of three years, and the restricted stock unit awards will become 100% vested on the third anniversary of the date of grant, based upon the attainment of specified performance criteria, subject to earlier vesting in the event of death, disability, retirement in certain circumstances, change in control or involuntary termination without cause.
      Stock Ownership Guidelines. It is the policy of the Board that all directors, consistent with their responsibilities to the stockholders of TD Banknorth as a whole, hold a significant equity interest in TD Banknorth. In the past, directors have been required to own, or acquire within five years of first becoming a director, shares of Common Stock having a market value of at least five times the annual retainer for directors. Both direct and indirect ownership (i.e., through certain family trusts) shall be taken into account for this purpose.
      It also has been the policy of the Board that each executive officer of TD Banknorth hold shares of Common Stock having a value determined as a multiple of base salary. In the past, each of the CEO, Chief Operating Officer, Chief Banking Officer and each other executive officer named in TD Banknorth’s annual proxy statement has been required to own, or acquire within five years of first becoming such, shares of Common Stock having a market value of at least five, four, four and three times, respectively, the officer’s base salary. The multiple of base salary for purposes of the share ownership requirements for other officers of TD Banknorth has been two or one, depending on their grade level. Both direct and indirect ownership (i.e. through certain family trusts) and ownership through employee benefit plans shall be taken into account for this purpose.
      When reviewed by the Committee in 2004, all of our directors were in compliance with TD Banknorth’s equity ownership guidelines for directors, with the exception of Ms. Khoury and Mr. Clarke, who became directors in 2002 and 2003, respectively, and thus had more time to meet the applicable guidelines.
      We did not review compliance with our equity ownership guidelines by executives in 2004 due to sales of stock in connection with the pending acquisition of a majority interest in TD Banknorth by The Toronto-Dominion Bank. The Committee intends to review TD Banknorth’s share ownership guidelines in 2005 to take into account the conversion of Banknorth Group, Inc. Common Stock into TD Common Shares, TD Banknorth Common Stock and cash in connection with the TD acquisition and commitments made by certain executives of TD Banknorth to comply with TD’s executive share ownership guidelines.
      Deductibility of Executive Compensation. Under Section 162(m) of the Internal Revenue Code, publicly-held companies such as TD Banknorth are subject to a maximum income tax deduction of $1 million with respect to annual compensation paid to any one of the chief executive officer or the other officers appearing in the Summary Compensation Table above, with certain exceptions for performance-based compensation. The Committee’s objective is to structure TD Banknorth’s executive compensation plans to maximize the deductibility of executive compensation under the Internal Revenue Code, and each of the 1996 Equity Plan, 2003 Equity Incentive Plan and Executive Incentive Plan of TD Banknorth have been structured to provide for the grant of deductible performance-based compensation. The Committee reserves the right, however, in the exercise of its business judgment, to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code. In 2004 compensation was paid to executives Ryan,

Verrill, Ott, Greene and Suehrstedt in connection with the TD acquisition which exceeded the deductibility limit of $1.0 million.

The Human Resources and Compensation Committee:

P. Kevin Condron, Chairman
Steven T. Martin
John M. Naughton
Malcolm W. Philbrook
Irving E. Rogers

PERFORMANCE GRAPHS
      The following graphs compare the yearly cumulative total return on the Common Stock over a five-year measurement period (December 31, 1999 to December 31, 2004) and a ten-year measurement period (December 31, 1994 to December 31, 2004) with (i) the yearly cumulative total return on the stocks included in the Standard & Poor’s 500 Stock Index and (ii) the yearly cumulative total return on the stocks included in the Keefe Bruyette & Woods, Inc. Index of the 50 largest commercial banking organizations in the United States. All of these cumulative returns are computed assuming an investment of $100 at the beginning of the period and the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.
Five-Year Comparison
Ten-Year Comparison

EQUITY COMPENSATION PLAN INFORMATION
      The following table provides information as of December 31, 2004 with respect to shares of Common Stock that may be issued under our existing equity compensation plans, which consist of the following plans: 2003 Equity Incentive Plan, 1996 Equity Incentive Plan, as amended, Amended and Restated 1995 Stock Option Plan for Non-Employee Directors, as amended, Amended and Restated Restricted Stock Plan for Non-Employee Directors and our Amended and Restated Employee Stock Purchase Plan, all of which have been approved by our stockholders.
      The table does not include information with respect to shares of Common Stock subject to outstanding options granted under equity compensation plans assumed by us in connection with mergers and acquisitions of the companies which originally granted those options. Note 5 to the table sets forth the total number of shares of Common Stock issuable upon the exercise of assumed options as of December 31, 2004 and the weighted average exercise price of those options. No additional options may be granted under those assumed plans.

Number of Securities
Remaining Available for Future
	Number of Securities to be				Issuance Under Equity
	Issued Upon Exercise of		Weighted-Average Exercise		Compensation Plans
	Outstanding Options,		Price of Outstanding Options,		(Excluding Securities Reflected
	Warrants and Rights		Warrants and Rights		in Column (a))
Plan Category	(a)		(b)		(c)

Equity compensation plans approved by security holders	7,631,421	(1)(2)	$24.36	(1)(2)	7,723,442	(3)(4)
Equity compensation plans not approved by security holders	—		—		—

Total	7,631,421		$24.36		7,723,442

(1)	Does not take into account purchase rights accruing under the Employee Stock Purchase Plan, which has a stockholder approved reserve of 2,852,000 shares. Under the Employee Stock Purchase Plan, each eligible employee may purchase shares of Common Stock at semi-annual intervals each year at a purchase price determined by the committee of our board of directors which administers the plan, which shall not be less than the lesser of (i) 85% of the fair market value of a share of Common Stock on the first business day of the applicable semi-annual offering period or (ii) 85% of the fair market value of a share of Common Stock on the last business day of such offering period. In no event may the amount of Common Stock purchased by a participant in the Employee Stock Purchase Plan in a calendar year exceed $25,000, measured as of the time an option under the plan is granted.

(2)	Includes information about the 1986 Stock Option and Stock Appreciation Rights Plan, which has expired. No additional options may be granted under this plan.

(3)	Does not take into account shares available for future issuance under the Restricted Stock Plan for Non-Employee Directors, under which up to $10,000 of the annual fee payable to each non-employee director of Banknorth and participating subsidiaries is payable in shares of Common Stock. Because the number of shares of Common Stock issuable under the Restricted Stock Plan for Non-Employee Directors is based on a formula and not a specific reserve amount, the number of shares which may be issued pursuant to this plan in the future is not determinable. During 2004, 2003 and 2002, a total of 3,491, 8,869 and 5,599 shares of Common Stock were issued under this plan, respectively.

(4)	Includes shares available for future issuance under the Employee Stock Purchase Plan. As of December 31, 2004, an aggregate of 1,051,925 shares of Common Stock were available for issuance under this plan. Does not include an additional 8,436,782 shares of Common Stock which may be issued pursuant to the Amended and Restated 2003 Equity Incentive Plan in the event such plan is approved by stockholders at the annual meeting.

(5)	The table does not include information for equity compensation plans assumed by us in connection with mergers and acquisitions of the companies which originally established those plans. As of December 31, 2004, a total of 1,449,035 shares of Common Stock were issuable upon exercise of outstanding options under those assumed plans and the weighted average exercise price of those outstanding options was $17.11 per share. No additional options may be granted under any assumed plans.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN
(Proposal Two)
      Since 1991, we have emphasized the grant of stock options at market rate exercise prices as a means of providing long-term incentive compensation to, and encouraging a long-term commitment by, a broad number of our employees, from the junior officer level and above. In recent years, these grants have been made pursuant to our 2003 Equity Incentive Plan (the “2003 Equity Plan”) and our 1996 Equity Incentive Plan (“1996 Equity Plan”). As of March 31, 2005, there were 3,563,218 shares of Common Stock available for grant under the 2003 Equity Plan and 95,705 shares of Common Stock available for grant under the 1996 Equity Plan.
      Since 1990, we also have emphasized the grant of stock options and restricted stock to our non-employee directors as part of their compensation for service as a director. These grants have been made pursuant to our Amended and Restated Restricted Stock Plan for Non-employee Directors and our Amended and Restated 1995 Stock Option Plan for Non-employee Directors (the “Director Equity Plans”). As of March 31, 2005, 243,000 shares of Common Stock remained available for grant pursuant to the Stock Option Plan for Non-employee Directors. As a formula-based plan, there is no limit on the number of shares of Common Stock which may be issued pursuant to the Restricted Stock Plan for Non-employee Directors.
      We believe that stock options and other stock compensation have enhanced our ability to meet our long-term goals and intend to continue to utilize this means of compensation for our employees and directors. The number of shares remaining for grant under the 2003 Equity Plan, however, is insufficient to permit awards of stock options and restricted stock which we expect to make in future years pursuant to our normal compensation practices. Accordingly, on February 22, 2005, our Board of Directors unanimously adopted, subject to stockholder approval at the annual meeting, the Amended and Restated 2003 Equity Incentive Plan (the “Amended Equity Plan”). The Amended Equity Plan would govern grants of stock-based awards to our employees and directors and would replace the Director Equity Plans. The principal changes between the 2003 Equity Plan and the Amended Equity Plan include (i) the addition of non-employee directors as eligible participants, (ii) an increase in the number of shares of Common Stock which may be issued, (iii) the removal of a restriction in the 2003 Equity Plan on the number of authorized shares which may be issued thereunder in the form of restricted stock and similar stock-based awards, which reduces the emphasis on stock options contained in the 2003 Equity Plan, and (iv) changes to the definitions of the terms “change of control” and “disability” to reflect recently-enacted Section 409A of the Internal Revenue Code and (v) changes to reflect TD’s recent acquisition of a majority interest in TD Banknorth.
      As with our prior employee equity incentive plans, the Amended Equity Plan is an “omnibus” stock plan which permits the grant of a variety of stock awards to maintain flexibility, including stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. Participants currently are granted a mix of stock options and restricted stock.
      The following brief description of the material features of the Amended Equity Plan is qualified in its entirety by reference to the full text of the Amended Equity Plan, a copy of which is attached to this proxy statement as Annex C.
Administration of the Amended Equity Plan
      The selection of employee participants in the Amended Equity Plan, the level of participation of each participant and the terms and conditions of all awards will be determined by the Human Resources and Compensation Committee. Each member of the Compensation Committee shall be an “independent director” for purposes of our Corporate Governance Guidelines and New York Stock Exchange listing requirements; a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee will have the discretionary authority to interpret the Amended Equity Plan, to prescribe, amend and rescind rules and regulations relating to the Amended Equity Plan and to make all other determinations necessary or advisable for the administration of the Amended Equity Plan. The Compensation Committee may delegate authority to administer the Amended Equity Plan as it deems appropriate, subject to the express limitations set forth in the Amended Equity Plan. In the case of awards under the Amended Equity Plan to non-employee directors, the powers of the Compensation Committee will be exercised by the full Board of Directors.
Types of Awards Which May Be Granted Under the Amended Equity Plan
      Stock Options. The Committee may grant stock options under the Amended Equity Plan to purchase Common Stock, including options which are intended to qualify as incentive stock options under the Internal Revenue Code and options which are not intended to so qualify, or non-qualified options. An incentive stock option which is intended to meet the requirements of Section 422 of the Internal Revenue Code may only be granted to a person who is an employee of the Company or a subsidiary of the Company for purposes of Section 422 of the Internal Revenue Code and any regulations thereunder and must have terms and conditions which comply with the requirements for such options specified therein. The purchase price of a share of Common Stock under each type of option shall not be less than the fair market value of a share of Common Stock on the date the option is granted. Options shall be exercisable in accordance with the terms established by the Committee, provided that options may not have a term which exceeds ten years and shall have a vesting period of no less than one year, except in the event of a change of control of TD Banknorth or TD and, in the sole discretion of the Committee, in the event of the participant’s death, disability or retirement. The full purchase price of each share of Common Stock purchased upon the exercise of any option shall be paid at the time of exercise of the option. The purchase price shall be payable in cash or, if and to the extent permitted by the Committee, in Common Stock or in a combination of cash and Common Stock, provided that the combined value of all cash and the fair market value of any shares of Common Stock so tendered for payment to TD Banknorth is at least equal to the option price as of the date of such tender.
      Stock Appreciation Rights. The Committee may grant under the Amended Equity Plan a stock appreciation right in connection with all or any portion of a previously or contemporaneously granted option or independent of any option grant. Stock appreciation rights shall be exercisable in accordance with the terms established by the Committee, provided that stock appreciation rights shall have a vesting period of no less than one year, except in the event of a change of control of TD Banknorth or TD and, in the sole discretion of the Committee, in the event of the participant’s death, disability or retirement. A stock appreciation right entitles the participant to receive the amount by which the fair market value of a specified number of shares of Common Stock on the exercise date exceeds an exercise price established by the Committee, which shall not be less than 100% of the fair market value of the Common Stock at the time the stock appreciation right is granted. Such excess amount shall be payable in Common Stock, in cash, or in a combination thereof, as determined by the Committee.
      Restricted Stock and Restricted Stock Units. The Committee may grant under the Amended Equity Plan shares of restricted stock, which are shares of Common Stock which are subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events, as determined by the Committee, and restricted stock units, which are similarly subject to a substantial risk of forfeiture and may be settled either by the delivery of one share of Common Stock for each restricted stock unit or in cash in an amount equal to the fair market value of one share of Common Stock for each restricted stock unit, as determined by the Committee. Any such awards shall be subject to such conditions and have such terms as may be determined by the Committee, provided that any restricted stock and restricted stock units granted to an employee other than in lieu of base salary or bonuses or with a restriction based on completion of a specified period of service with TD Banknorth without TD Banknorth’s achievement of a performance goal determined by the Committee shall have a minimum vesting period of three years from the date of grant, except in the event of a change of control of TD Banknorth or TD and, in the sole discretion of the Committee, in the event of such participant’s death, disability or retirement.

      Other Stock-Based Awards. The Committee may grant under the Amended Equity Plan an other stock-based award, which is any award of shares of Common Stock or other award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock which is not described above and is deemed by the Committee to be consistent with the purposes of the Amended Equity Plan. The Committee shall determine the terms and conditions of any other stock-based award and whether such awards shall be paid in cash, shares of Common Stock or in a combination thereof, provided that any other stock-based award granted to an employee other than in lieu of base salary or bonuses or with a restriction based on completion of a specified period of service with TD Banknorth without TD Banknorth’s achievement of a performance goal determined by the Committee shall have a minimum vesting period of three years from the date of grant, except in the event of a change of control of TD Banknorth or TD and, in the sole discretion of the Committee, in the event of such participant’s death, disability or retirement.
      Performance Awards. Section 162(m) of the Internal Revenue Code precludes a publicly-held corporation from claiming a compensation deduction for compensation in excess of $1.0 million paid to the chief executive officer or any of the four most highly compensated officers other than the chief executive officer. This limitation does not apply, however, to “qualified performance-based compensation.” Because stock options and stock appreciation rights granted under the Amended Equity Plan must have a per share exercise price equal at least to the fair market value of a share of Common Stock on the date of grant and because the Amended Equity Plan limits the number of shares that may be the subject of awards granted to any participant during any calendar year, compensation from the exercise of stock options and stock appreciation rights should be treated as “qualified performance-based compensation” for purposes of Section 162(m).
      In addition, under the Amended Equity Plan, the Committee shall have sole and complete authority to determine the extent to which an award of restricted stock, restricted stock units or other stock-based awards shall be subject to the achievement of one or more performance goals over one or more performance periods. For awards intended to result in deductible “qualified performance-based compensation,” any such performance goal and performance period shall be determined by the Committee within the time prescribed by Section 162(m) of the Internal Revenue Code and the regulations thereunder in order for the performance goal to be considered “pre-established” for this purpose.
      Subject to the terms of the Amended Equity Plan, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award.
      Performance awards may be paid in a lump sum or in installments following the close of the performance period, provided that no full and/or partial payment of a performance award granted under the Amended Equity Plan may be made to a covered employee within the meaning of Section 162(m) of the Internal Revenue Code until the Committee has certified in writing the attainment by TD Banknorth of the applicable performance goal or performance goals over the applicable performance period or performance periods.
      The Committee may utilize objective criteria to establish corporate performance goals with respect to an award to a covered employee for purposes of Section 162(m) of the Internal Revenue Code based on one or more of the following measures:

•	net income;

•	net income before taxes;

•	operating earnings;

•	cash earnings;

•	operating cash earnings;

•	cash flow;

•	financial return ratios, including, but not limited to, return on average assets, return on tangible total assets, return on average stockholders’ equity, return on average tangible stockholders’ equity, average stockholders’ equity to average total assets, risk-adjusted return on capital, return on investment, economic value added, efficiency ratio, expense ratio, revenue growth, non-interest income to total revenue ratio and net interest margin;

•	total stockholder return;

•	earnings per share;

•	operating earnings per share;

•	cash earnings per share;

•	other balance sheet or income statement items;

•	stock price;

•	market share; or

•	project completion.
      Approval of the Amended Equity Plan by the stockholders of TD Banknorth also will constitute approval of the foregoing measures for purposes of Section 162(m) of the Internal Revenue Code. Performance goals with respect to participants who are not covered employees for purposes of Section 162(m) also may be based on any other objective performance goals as may be established by the Committee for a performance period.
Award Agreements and Certain Award Terms
      To the extent deemed advisable by the Committee, each award under the Amended Equity Plan will be evidenced by an award agreement in written or electronic form specifying the terms and conditions of the award. In no event shall a participant receive an award or awards under the Amended Equity Plan during any one calendar year covering in the aggregate more than 400,000 shares of Common Stock (whether such award or awards may be settled in shares of Common Stock, cash or any combination thereof). Upon a “change of control” of TD Banknorth or TD, as defined in the Amended Equity Plan, all outstanding awards under the Amended Equity Plan will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted. Awards will be nontransferable; however, an award may be transferable under the Amended Equity Plan to the extent determined by the Committee and set forth in the applicable award agreement if such award agreement provisions do not disqualify such award for exemption under Rule 16b-3, if such award is not intended to qualify for exemption under Rule 16b-3 or, with respect to awards which are incentive stock options, if such provisions do not prevent the incentive stock options from qualifying as such under applicable laws and regulations.
Eligible Participants
      Under the Amended Equity Plan, any employee of TD Banknorth or its affiliates may be designated by the Committee as a participant and receive awards thereunder. This currently includes our Chief Executive Officer, who is a director, eight other executive officers and, as of March 31, 2005, approximately 7,800 other employees. Our 14 non-employee directors also are eligible to receive awards under the Amended Equity Plan.
Shares Reserved Under the Amended Equity Plan
      The number of shares of Common Stock that may be issued pursuant to the Amended Equity Plan is 12,000,000 (8,436,782 shares plus 3,563,218 shares available for grant under the 2003 Equity Plan as of

March 31, 2005 or that thereafter become available for issuance under such plan in accordance with its terms as in effect on such date). The 8,436,782 share increase is in part attributable to the addition of non-employee directors as participants and the resulting replacement of the Director Equity Plans. The amount of this increase represents 4.9% of the outstanding Common Stock on the record date for the annual meeting and 4.6% of our outstanding diluted shares on this date.
      If, after the effective date of the Amended Equity Plan, any shares of Common Stock covered by an award granted under the Amended Equity Plan, or to which such an award relates, are forfeited, or if such an award is settled for cash or otherwise terminates or is canceled without the delivery of shares, then the shares of Common Stock covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares with respect to which awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become shares with respect to which awards may be granted. In the event that any option or other award granted under the Amended Equity Plan is exercised through the delivery of shares of Common Stock or in the event that withholding tax liabilities arising from such award are satisfied by the withholding of shares of Common Stock by TD Banknorth, the number of shares of Common Stock available for awards under the Amended Equity Plan shall be increased by the number of shares so surrendered or withheld.
      The total number of shares of Common Stock that may be issued pursuant to the Amended Equity Plan is subject to adjustment by the Committee in the event of stock dividends, stock splits, combinations of shares, recapitalizations or other changes in the outstanding Common Stock. The shares issuable under the Amended Equity Plan may be from either authorized but previously unissued shares of Common Stock or from reacquired shares of Common Stock, including shares purchased by TD Banknorth on the open market and held as treasury shares.
Effective Date
      The Amended Equity Plan will not become effective unless and until it is approved by the stockholders of TD Banknorth, and the date of any such approval will be its effective date. The Amended Equity Plan shall remain in effect until the earlier of the date that no additional shares of Common Stock are available for issuance under the Amended Equity Plan, the date that the Amended Equity Plan has been terminated in accordance with its terms or the close of business on the tenth annual anniversary of the effective date of the Amended Equity Plan.
Amendment and Termination of the Amended Equity Plan and Awards Thereunder
      The Board of Directors of TD Banknorth may amend, alter, suspend, discontinue or terminate the Amended Equity Plan or any portion thereof at any time, provided that no such action shall be made that would adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted without the consent of the affected participant, holder or beneficiary. In addition, no such action may be taken without the approval of the stockholders of TD Banknorth if it would, except as provided in the Amended Equity Plan to prevent dilution in connection with adjustments to the outstanding Common Stock:

•	increase the total number of shares with respect to which awards may be granted under the Amended Equity Plan;

•	change the persons eligible to participate in the Amended Equity Plan;

•	reduce the exercise price for options and stock appreciation rights by repricing or replacing such awards; or

•	change the performance goals which may be established for performance awards.
      The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted under the Amended Equity Plan, prospectively or retroactively, provided that any such action that would adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted and outstanding shall not to that extent be effective without the consent of the affected participant, holder or beneficiary. Moreover, except as provided in the Amended Equity Plan in connection with adjustments to the outstanding Common Stock or unusual or nonrecurring events as determined by the Committee, the Committee shall not have the authority to cancel any outstanding option or stock appreciation right and issue a new option or stock appreciation right in its place with a lower exercise price without the approval of the stockholders of TD Banknorth.
      In addition, the Committee may amend the Amended Equity Plan to make any changes required for the plan to comply with recently-enacted Section 409A of the Internal Revenue Code, which governs deferred compensation. The grant of a stock option, stock appreciation right or other equity-based compensation is deemed to be deferred compensation subject to Section 409A unless the grant meets certain requirements. The Internal Revenue Service has issued preliminary guidance with respect to the application of Section 409A and intends to issue regulations later this year. Based on the guidance issued to date, the Amended Equity Plan has been designed to comply with Section 409A. After additional guidance or regulations are issued by the Internal Revenue Service, the Committee will evaluate whether any changes need to be made to the Amended Equity Plan or awards granted thereunder to comply with Section 409A of the Internal Revenue Code.
New Plan Benefits
      No awards have been granted under the Amended Equity Plan. Because awards under the Amended Equity Plan are discretionary, no awards are determinable at this time.
      No equity awards were granted under the 2003 Equity Plan to our five most highly-compensated executive officers during 2004.
      On March 22, 2005, we granted our non-executive officers options to purchase an aggregate of 13,900 shares of Common Stock under the 1996 Equity Plan and an aggregate of 83,632 restricted stock unit awards payable in cash under the 2003 Equity Plan. The stock options have an exercise price equal to the fair market value of the Common Stock on the date of grant. The stock options will vest over a period of three years, and the restricted stock unit awards will become 100% vested on the third anniversary of the date of grant, subject to earlier vesting in the event of death, disability, retirement in certain circumstances or a change in control of TD Banknorth or TD.
      On March 31, 2005, we granted to our executive officers stock options under the 1996 Equity Plan and/or restricted stock unit awards payable in cash under the 2003 Equity Plan in the following amounts: (i) stock options for 72,500 shares to Mr. Ryan, 40,000 shares to Mr. Verrill, 32,500 shares to Mr. Ott, 27,500 shares to Mr. Greene, 27,500 shares to Ms. Suehrstedt, 82,000 shares to all other executive officers as a group and 1,845,249 shares to all non-executive officer employees as a group; and (ii) restricted stock unit awards covering 19,725 shares to Mr. Ryan, 10,883 shares to Mr. Verrill, 8,842 shares to Mr. Ott, 7,482 shares to Mr. Greene, 7,482 shares to Ms. Suehrstedt, 22,310 shares to all other executive officers as a group and 501,844 shares to all non-executive officer employees as a group. The stock options have an exercise price equal to the fair market value of the Common Stock on the date of grant. The stock options will vest over a period of three years, and the restricted stock unit awards will become 100% vested on the third anniversary of the date of grant, based on the attainment of specified performance criteria, subject to earlier vesting in the event of death, disability, retirement in certain circumstances or a change of control of TD Banknorth or TD.
      Currently, up to $10,000 of the amount of the annual fee payable to each of our non-employee directors for service on our Board of Directors is payable in shares of Common Stock pursuant to our Amended and Restated Restricted Stock Plan for Non-employee Directors. In addition, non-employee directors annually receive for such service options to purchase 2,000 shares of Common Stock pursuant to our Amended and Restated 1995 Stock Option Plan for Non-employee Directors. See “Governance of TD Banknorth — Compensation of Directors” beginning on page 9. Our Board of Directors expects that these annual awards will continue under the Amended Equity Plan unless otherwise determined by the Board.

Accounting Treatment
      Historically, option grants made to employees under our stock compensation plans have not resulted in any charge to our earnings. However, we have disclosed in footnotes and pro-forma statements to our consolidated financial statements the impact those options would have upon our reported earnings were the value of those options at the time of grant treated as a compensation expense. Effective in the third quarter of fiscal 2005, TD Banknorth will be required under Statement of Financial Accounting Standards No. 123(R) “Share-Based Payment” to record as a charge to earnings over the requisite service period the fair value of options granted. The level of expense will most likely approximate that historically disclosed as pro-forma compensation expense in our consolidated financial statement footnotes. The number of outstanding options also will be a factor in determining TD Banknorth’s earnings per share on a fully-diluted basis.
      The accounting treatment applicable to stock appreciation rights, restricted stock and other stock-based awards under SFAS No. 123(R) generally is the same as under the original SFAS No. 123. Each of these types of awards may result in compensation expense charged against TD Banknorth’s reported earnings.
Certain Federal Income Tax Consequences
      Set forth below is a summary of certain federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Amended Equity Plan.
      Incentive Stock Options. No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Internal Revenue Code. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss realized will be a long-term capital loss, and no deduction will be allowed to TD Banknorth for federal income tax purposes.
      If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options, and Banknorth will be entitled to deduct such amount. If the shares of Common Stock acquired upon exercise of an incentive stock option decline in value after the date of exercise, however, the ordinary income recognized by the optionee is limited to the difference between the sales price and the amount paid for the shares. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by TD Banknorth.
      An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee. If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option.
      Nonqualified Stock Options. No taxable income is recognized by the optionee at the time a nonqualified stock option is granted under the Amended Equity Plan. Generally, on the date of exercise of a nonqualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and TD Banknorth receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

      If the stock received upon exercise of an option or stock appreciation right is subject to a substantial risk of forfeiture, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described below for restricted stock. In general, Common Stock issued upon exercise of an option or stock appreciation right granted under the Amended Equity Plan will be transferable and not subject to a risk of forfeiture at the time issued.
      Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant generally will be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of any cash received and the fair market value of any stock received. TD Banknorth generally will be entitled to a deduction equal to the amount includable as ordinary income by such participant in connection with the settlement of a stock appreciation right. The federal income tax treatment of stock appreciation rights may be affected beginning in 2005 by recently-enacted changes in the Internal Revenue Code dealing with deferred compensation.
      Restricted Stock. A recipient of restricted stock generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to forfeiture) over the amount, if any, paid for such stock. However, a recipient who elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, not the amount recognized as ordinary income as a result of the Section 83(b) election. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Internal Revenue Code). TD Banknorth generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the participant.
      Restricted Stock Units. A participant who is awarded restricted stock units will not recognize income at the time of grant because the grant will be subject to a substantial risk of forfeiture until it becomes vested. When a participant receives payment for restricted stock units in shares of Common Stock or cash, the fair market value of the shares or the amount of the cash received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to TD Banknorth. TD Banknorth can take the deduction at the time the ordinary income is recognized by the participant.
      Other Stock-Based Awards. The federal income tax treatment of other stock-based awards which may be granted under the Amended Equity Plan will depend on the specific terms of such awards.
      Deferrals of Payment. Under the Amended Equity Plan, the Committee may in its discretion determine whether, to what extent and under what circumstances cash, Common Stock or other property payable with respect to any award granted under the Amended Equity Plan on or after January 1, 2005 shall be deferred either automatically or at the election of the holder thereof or of the Committee. If any such deferral is to be permitted to a participant by the Committee, the Committee will establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Internal Revenue Code. No deferrals shall be permitted with respect to any award granted prior to January 1, 2005.
      Parachute Payments. The acceleration of the vesting or payment of an award under the Amended Equity Plan in connection with a change in control of TD Banknorth may, depending upon the individual circumstances of the participant, cause certain amounts attributable thereto to be treated as “excess parachute payments” as defined in Section 280G of the Internal Revenue Code. “Excess parachute payments” are non-deductible by the employer for purposes of the Internal Revenue Code and subject the recipient to a 20% federal excise tax thereon in addition to regular income taxes.

      Deduction Limit for Certain Executive Compensation. As noted above, Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-held corporation to its chief executive officer or any of the four other most highly-compensated executive officers. Compensation that qualifies as “qualified performance-based” compensation is not subject to the $1.0 million limit. The Amended Equity Plan has been structured to permit awards and payments that will satisfy the requirements applicable to “qualified performance-based” compensation.
      Withholding. TD Banknorth or any affiliate is authorized to withhold from any award under the Amended Equity Plan, from any payment due or transfer made under any award or from any compensation or other amount owing to a participant the amount (in cash, shares, other securities, other awards or other property) of any applicable withholding taxes in respect of any award, its exercise or any payment or transfer under an award or under the Amended Equity Plan and to take such other action as may be necessary in the opinion of TD Banknorth to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any award, but only in the case of a covered employee to the extent permitted by Section 162(m) of the Internal Revenue Code.
      The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change (in some cases retroactively), as are their interpretations, and their application may vary in individual circumstances (including without limitation in the case of persons who are subject to Section 16 of the Exchange Act and regulations thereunder.) Finally, the consequences under applicable foreign, state and local income tax laws may not be the same as under U.S. federal income tax laws.
      Our Board of Directors unanimously recommends that you vote “FOR” approval of the Amended and Restated 2003 Equity Incentive Plan.

STOCKHOLDER PROPOSALS
      In accordance with Rule 14a-8 under the Exchange Act, we must receive any proposals of stockholders intended to be included in our proxy statement and proxy for our annual meeting of stockholders in 2006 on or before December 20, 2005. Stockholder proposals should be sent to TD Banknorth Inc., Two Portland Square, P.O. Box 9540, Portland, Maine 04112-9540, Attention: Carol L. Mitchell, Esq., Executive Vice President, General Counsel and Secretary. We urge that any stockholder proposals be sent certified mail, return-receipt requested.
ANNUAL REPORTS
      A copy of our annual report on Form 10-K, as amended, for the year ended December 31, 2004 accompanies this proxy statement, as does a summary annual report to stockholders for this year. These reports are not part of the proxy solicitation materials.
      Upon written request and a payment of a copying charge of ten cents per page, we will furnish to any stockholder a copy of the exhibits to the annual report on Form 10-K. Such written requests should be directed to Carol L. Mitchell, Esq., Executive Vice President, General Counsel and Secretary, TD Banknorth Inc., Two Portland Square, P.O. Box 9540, Portland, Maine 04112-9540.

ANNEX A
DIRECTOR INDEPENDENCE STANDARDS
      Under our Corporate Governance Guidelines, no director qualifies as independent unless both the Nominating and Corporate Governance Committee of the Board and the Board of Directors, based on their case-by-case review of all applicable facts and circumstances, affirmatively determine that the director and his or her immediate family members and affiliates have no material relationship with TD Banknorth, which for this purpose and the independence requirements described below includes all consolidated subsidiaries and other affiliates of TD Banknorth, including without limitation TD.
      Our Corporate Governance Guidelines also provide that the following standards shall be used by the Nominating and Corporate Governance Committee and our Board of Directors to establish a director’s independence:

(1) A director who is, or has been within the last three years, an employee of TD Banknorth, or whose immediate family member is, or has been within the last three yeas an executive officer of TD Banknorth, may not be deemed independent. Employment as an interim chairman or chief executive officer or other executive officer will not disqualify a director from being considered independent following that employment.

(2) A director who has received, or who has an Immediate Family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from TD Banknorth, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent. Compensation received by a director for former service as an interim chairman or chief executive officer or other executive officer and compensation received by an immediate family member for service as a non-executive employee of TD Banknorth need not be considered in determining independence under this test.

(3) (A) A director who is, or whose immediate family member is, a current partner of a firm that is TD Banknorth’s external auditor; (B) a director who is a current employee of such a firm; (C) a director who has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) a director who was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on TD Banknorth’s audit within that time may not be deemed independent.

(4) A director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of TD Banknorth’s present executive officers at the time serves or served on that company’s compensation committee may not be deemed independent.

(5) A director who is a current employee, or whose immediate family member is a current executive officer, of a company that has made payments to, or received payments from, TD Banknorth for property or services in an amount which, in any of the last three fiscal years of such company, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues, may not be deemed independent.

(6) A director who is a director or an executive officer, or whose immediate family member is a director or an executive officer, of a tax-exempt entity that received contributions from TD Banknorth within the last three years in an amount which, in any single fiscal year of such entity, exceeded the greater of 2% of the consolidated gross revenue of the entity or $250,000, may not be deemed independent.
      In addition to the foregoing standards, our Corporate Governance Guidelines provide that in order for a member of the Audit Committee of the Board of Directors to be deemed independent, the director, may

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not, other than in his or her capacity as a member of the Board of Directors or any of its committees, (i) directly or indirectly accept any consulting, advisory or other compensatory fee from TD Banknorth, provided that unless the rules of the NYSE otherwise provide, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with TD Banknorth (provided that such compensation is not contingent in any way on continued service), and (ii) be an affiliated person of TD Banknorth. An Audit Committee member that sits on the board of directors of TD Banknorth and an affiliate of TD Banknorth is exempt from the requirements of clause (ii) of the preceding sentence if the member, except for being a director on each such board of directors, otherwise meets the independence requirements of clause (i) of the preceding sentence for each such entity, including the receipt of only ordinary course compensation for serving as a member of the board of directors, audit committee or any other board committee of each such entity.
      Our Corporate Governance Guidelines also contain provisions under which we evaluate any extensions of credit or other banking or commercial relationships between TD Banknorth and a director or his or her affiliates.
      For purposes of our Corporate Governance Guidelines:

•	an “affiliate” of, or “affiliated” with, a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified person or company by means of the direct or indirect possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise;

•	“executive officer” means an “officer” within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended; and

•	“immediate family” means a person’s spouse, civil union partner, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) who shares such person’s home, but excludes any person who is no longer an immediate family member as a result of legal separation or divorce or death or incapacitation.

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ANNEX B
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF TD BANKNORTH INC.

I.	PURPOSE
      The Audit Committee (the “Committee”) is appointed by the Board of Directors of TD Banknorth Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Committee are to:

•	monitor the integrity of the Company’s consolidated financial statements, financial reporting process and systems of internal controls regarding finance and accounting, the Company’s risk management and the Company’s compliance with legal and regulatory requirements;

•	appoint, compensate and monitor the independence and performance of the Company’s independent auditors, as well as monitor the independence and performance of the Company’s internal audit department; and

•	provide an avenue of communication among the independent auditors, management, the internal audit department and the Board of Directors.
      It is the responsibility of the Company’s management to prepare consolidated financial statements that are complete and accurate and in accordance with generally accepted accounting principles in the United States (“GAAP”), and it is the responsibility of the Company’s independent auditors to audit those financial statements. The Committee’s responsibility in this regard is one of oversight and review. The Committee does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or GAAP.

II.	COMPOSITION AND OPERATIONS
A.     Composition
      1. Pursuant to the Certificate of Incorporation of the Company and the Amended and Restated Stockholders Agreement, dated as of August 25, 2004, among the Company, Banknorth Group, Inc. and The Toronto-Dominion Bank (“TD”), the Committee shall consist of a majority of Class B directors and not fewer than two Class A directors, except to the extent otherwise determined by the Board with the prior written consent of TD, provided that the Committee must have at least three directors. Members of the Committee shall be appointed annually by the Board after considering the recommendation of the Nominating and Corporate Governance Committee, subject to removal at any time by the Board. The Board shall designate one committee member as Chair of the Committee.
      2. Each Committee member shall meet the independence and experience requirements of the New York Stock Exchange (“NYSE”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the regulations of the Securities and Exchange Commission (the “Commission”) thereunder, and 12 C.F.R. §363.5 promulgated by the Federal Deposit Insurance Corporation, as well as the requirements for independent director contained in the Company’s Corporate Governance Guidelines.
      3. All members of the Committee shall have a basic understanding of finance and accounting and the regulatory requirements of the Company’s industry and be able to read and understand fundamental financial statements.
      4. At least one member of the Committee shall have accounting or related financial management expertise and qualify as an “audit committee financial expert” as defined by the Commission.
      5. Annually, the Board shall determine if Committee members are independent and have the requisite experience.

B.     Operations
      1. The Committee shall meet at least five times annually — in January, March, April, July and October — or more frequently as circumstances dictate. If the Committee Chair is not present, the members of the Committee may designate a Chair by majority vote of the Committee membership. Meetings shall be of sufficient duration and scheduled at such times as the Committee deems appropriate to discharge properly its responsibilities. The Committee may ask members of management or others to attend meetings or portions thereof and provide pertinent information as necessary. The Committee shall maintain minutes of its meetings.
      2. At each meeting of its members, the Committee shall meet privately in executive session with the director of the internal audit department to discuss any matters that the Committee or the internal audit department believes should be discussed. The Committee shall meet in executive session with the independent auditors at least annually to review the performance and effectiveness of the internal audit department and to discuss any matters that the Committee or the independent auditors believes should be discussed.
      3. The Committee may form and delegate to one or more subcommittees all or any portion of the Committee’s authority, duties and responsibilities, and may establish such rules as it determines necessary or appropriate to conduct its business.
      4. The Committee shall have direct access to, and complete and open communication with, the Company’s management, internal audit department and independent auditors and may obtain advice and assistance from internal legal, accounting or other advisors. The Committee may retain independent legal, accounting or other advisors. The Committee shall have authority to perform or supervise investigations, and the Company shall provide for appropriate funding, as determined by the Committee, for the payment of expenses related to any such investigation.
      5. The Company shall provide for appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services or other permitted services for the Company; (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities; and (iii) compensation to an independent legal, accounting or other advisor retained by the Committee.
      6. All decisions of the Committee shall require the affirmative vote of a majority of the directors then serving on the Committee.
      7. Compensation for service on the Committee shall be established by the full Board based on the recommendations of the Human Resources and Compensation Committee.

III.	AUTHORITY, RESPONSIBILITIES AND DUTIES
A.     Oversight of the Financial Statements, Audit and Disclosure
      1. Review the Company’s audited annual financial statements and unaudited quarterly financial statements prior to their filing or distribution. Review should include discussion with management and the independent auditors significant issues regarding accounting principles, practices and judgments and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual and quarterly reports filed with the Commission.
      2. Review with management and the independent auditors the management report required by 12 C.F.R. §363.2(b) and the basis therefor, as well as the related report of the independent auditors required by 12 C.F.R. §363.3(b).
      3. Review and discuss with management and the independent auditors, as appropriate, the Company’s earnings press releases and financial information and earnings guidance provided by the Company to analysts and to rating agencies.

      4. Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles and whether the accounting principles adopted by the Company are common practices or minority practices. Also discuss the use of “pro forma” or “adjusted” non-GAAP financial information in annual and quarterly reports filed by the Company under federal securities laws or furnished in the Company’s earnings releases.
      5. Review and discuss on a quarterly and annual basis with the independent auditors (i) all critical accounting policies and practices used in preparing the Company’s consolidated financial statements; (ii) all alternative treatments of financial information under GAAP that have been discussed with management, ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and management of the Company, such as any management letter or schedule of unadjusted differences.
      6. In consultation with management, the independent auditors and the internal audit department, consider the integrity of the Company’s financial reporting processes and disclosure controls, including any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls. In connection therewith, review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s annual and quarterly reports filed with the Commission regarding any significant deficiencies in the design or operation of internal controls or material weakness therein and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.
      7. Review significant findings prepared by the independent auditors and the internal audit department together with management’s responses thereto.
      8. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Review and discuss with management its reports on risk management and the reports of the Risk Management Committee of the Board of Directors of Banknorth, N.A.
      9. Discuss with the independent auditors the information required to be communicated by the independent auditors in accordance with Statement of Financial Accounting Standards No. 61 — Communication with Audit Committees, including any difficulties encountered in the course of audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.
      10. Obtain annually from the independent auditors assurances that Section 10A(b) of the Exchange Act has not been violated.
      11. After review, recommend to the Board the acceptance and inclusion of the annual audited consolidated financial statements in the Company’s Annual Report on Form 10-K.
      12. Be responsible for resolution of disagreements between management and the independent auditors regarding financial reporting.
B.     Oversight of the Company’s Relationship with Its Independent Auditors
      1. Be directly responsible for the appointment, compensation, oversight and, if appropriate, replacement of the Company’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review and attestation services. The independent auditors shall report directly to the Committee.
      2. Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.
      3. Evaluate the independence of the independent auditors by, at least annually, ensuring that the independent auditors submit to the Committee for its review and evaluation a formal written statement from the independent auditors delineating all relationships between the firm and the Company, consistent with Independence Standards Board Standard 1. Review and discuss with the independent auditors all significant relationships, services or other information that may impact the objectivity and independence of the independent auditors.
      4. Obtain, review and evaluate, at least annually, a formal report from the independent auditors describing the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years regarding any independent audit carried out by the firm, and any steps taken by the firm to deal with any such issues.
      5. Review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors and ensure the rotation of audit partners required by applicable laws and regulations.
      6. Establish the Company’s policies for the Company’s hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Company.
      7. Review the independent auditor’s annual audit plan, including without limitation the scope, staffing, locations, degree of reliance upon management and internal audit and the general audit approach.
C.     Oversight of the Company’s Relationship with Its Internal Audit Department and Legal Compliance
      1. Review at least annually the budget, plan activities, organizational structure and qualifications of the internal audit department, which shall be responsible to senior management but have a direct reporting responsibility to the Board of Directors through the Committee.
      2. Review the appointment, performance and replacement of the director of the internal audit department.
      3. Review the significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.
      4. Discuss, as appropriate, the adequacy of the Company’s internal controls with the internal audit department, the independent auditors and management, including without limitation reports from the Chief Executive Officer or the Chief Financial Officer regarding significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting or any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Review and discuss, as appropriate, any major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies. Review the Chief Executive Officer and Chief Financial Officer certification process.
      5. Review and discuss with management, the internal audit department and the independent auditors management’s annual report on the Company’s internal control over financial reporting and the independent auditors’ attestation report regarding management’s report. Receive reports from management regarding management’s quarterly evaluations of changes in internal controls over financial reporting and discuss with management, the internal audit department and the independent auditors as appropriate.
      6. Review the annual plan and scope of work of the internal audit department.

D.     Oversight of Legal and Regulatory Requirements
      1. Review at least annually with the Company’s General Counsel, or appropriate delegates, any legal matters that could have a significant impact on the Company’s financial statements or the Company’s compliance with applicable laws and regulations, as well as any communications with regulatory authorities which raise material issues regarding the same.
      2. Establish procedures in accordance with applicable laws and regulations and the listing standards of the NYSE for the receipt, retention and treatment of complaints and concerns regarding the Company’s accounting, internal accounting controls or auditing matters, including the confidential anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.
      3. Obtain, review and evaluate reports from management with respect to the Company’s policies and procedures regarding compliance with applicable legal and regulatory requirements and the Company’s Code of Conduct and Ethics.
      4. Review regulatory reports and examinations together with management’s responses and follow-up to these reports and examinations.
      5. Annually prepare a report of the Committee for inclusion in the Company’s annual proxy statement in accordance with the requirements of the Commission.
E.     Evaluation and Review of Charter
      1. Review and assess annually the performance of the Committee and report the results to the Board.
      2. Review and assess annually the adequacy of this Charter and, if appropriate, recommend changes to the Charter to the Board. This Charter shall be published at least once every three years as an exhibit to the Company’s annual proxy statement in accordance with the requirements of the Commission.
F.     Other Responsibilities
      1. Report to the Board of Directors on a quarterly basis on the significant results of the Committee’s activities.
      2. Perform any other activities consistent with this Charter, the Company’s bylaws and applicable laws and regulations as the Committee or the Board deems necessary or appropriate.
      Date: Amended effective March 1, 2005 by the Audit Committee
      Date: Amended effective March 1, 2005 by the Board of Directors of the Company

ANNEX C
TD BANKNORTH INC.
AMENDED AND RESTATED 2003 EQUITY INCENTIVE PLAN
      Section 1.     Purpose. The purposes of the TD Banknorth Inc. Amended and Restated 2003 Equity Incentive Plan are to promote the interests of TD Banknorth Inc. and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees, as well as directors, of the Company and its Affiliates; (ii) motivating such persons by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such persons to participate in the long-term growth and financial success of the Company.
      Section 2.     Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Other Stock-Based Award or Performance Award.

“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award.

“Board” shall mean the Board of Directors of the Company.

“Change of Control” shall mean a change in the ownership of TD or the Company, a change in the effective control of TD or the Company or a change in the ownership of a substantial portion of the assets of TD or the Company as provided under Section 409A of the Code, as amended from time to time, and any Internal Revenue Service guidance, including Notice 2005-1, and regulations issued in connection with Section 409A of the Code, except that (i) any change in the ownership, effective control or ownership of a substantial portion of the assets of the Company effected by TD and its affiliates shall be excluded, and (2) any change in the ownership, effective control or ownership of a substantial portion of the assets of TD shall be excluded if TD and its affiliates are not a majority shareholder of the Company at the time of such change.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean the Human Resources and Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer the Plan.

“Company” shall mean TD Banknorth Inc. and any successor thereto.

“Covered Employee” shall mean any Employee who is a covered employee as defined in Section 162(m)(3) of the Code and the regulations thereunder, or any successor section and regulations thereunder.

“Disability” shall mean, with respect to any Award granted on or after January 1, 2005, that the Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. With respect to Awards granted prior to January 1, 2005, “Disability” shall have the meaning specified in the applicable Award Agreement.

“Employee” shall mean an employee of the Company or of any Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion, provided that, unless otherwise determined by the Committee in order to satisfy the requirements relating to Incentive Stock Options under applicable laws and regulations, the “Fair Market Value” of a Share shall be (i) if the Shares are listed or admitted to trading on any securities exchange or national market system in the United States, the closing price, regular way, on such day on the principal securities exchange or national market system in the United States on which Shares are traded, (ii) if the Shares are not then listed or admitted to trading on any such day, or if no sale takes place on such day, the average of the closing bid and asked prices in the United States on such day, as reported by a reputable quotation source designated by the Committee, and (iii) if the Shares are not then listed or admitted to trading on any such securities exchange or national market system and no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices in the United States on such day, as reported in The Wall Street Journal (Eastern edition) or other newspaper designated by the Committee.

“Incentive Stock Option” shall mean a right to purchase Shares from the Company at a fixed price for a specified period that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

“Non-employee Director” means any non-employee director of the Company or any Affiliate.

“Nonqualified Stock Option” shall mean a right to purchase Shares from the Company at a fixed price for a specified period that is granted under Section 6 of the Plan and that is not intended to be or does not qualify as an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or a Nonqualified Stock Option.

“Other Stock-Based Award” shall mean any right granted under Section 9 of the Plan.

“Participant” shall mean any Non-employee Director or Employee selected by the Committee to receive an Award under the Plan.

“Performance Award” shall mean any Award granted under Section 10 of the Plan.

“Performance Goal” shall have the meaning set forth in Section 10(d).

“Performance Period” shall mean, with respect to any Performance Award, the period specified by the Committee, including, but not limited to, the calendar year or any part thereof and periods of more than one consecutive calendar year.

“Performance Targets” shall mean the specific measures which must be satisfied in connection with any Performance Goal.

“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Plan” shall mean this TD Banknorth Inc. Amended and Restated 2003 Equity Incentive Plan, as may be amended from time to time in accordance with its terms.

“QDRO” shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

“Restricted Stock” shall mean any Share granted under Section 8 of the Plan that is subject to a substantial risk of forfeiture due to a restriction based on continued Service or the occurrence of other events as determined by the Committee in its sole discretion and as specified in the Applicable Award Agreement.

“Restricted Stock Award” shall mean any Award granted under Section 8 of the Plan.

“Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan that is subject to a substantial risk of forfeiture due to a restriction based on continued Service or the occurrence of other events as determined by the Committee in its sole discretion, which may be settled either (i) by the delivery of one Share for each Restricted Stock Unit or (ii) in cash in an amount equal to the Fair Market Value of one Share for each Restricted Stock Unit, all as specified in the applicable Award Agreement. The Award of a Restricted Stock Unit represents the mere promise of the Company to deliver a Share or the appropriate amount of cash, as applicable, upon removal of the applicable restriction (or such later date as may be provided in the Award Agreement) in accordance with and subject to the terms and conditions of the applicable Award Agreement, and is not intended to constitute a transfer of “property” within the meaning of Section 83 of the Code.

“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

“Service” shall mean a Participant’s employment with the Company or any Affiliate or a Participant’s service as a Non-employee Director, as applicable.

“Shares” shall mean shares of the common stock, $.01 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan to receive the difference between (i) a grant price, which shall be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (ii) the Fair Market Value of a Share on the date the right is exercised, which amount may be paid in cash, Shares or a combination of cash and Shares.

“TD” shall mean The Toronto-Dominion Bank and any successor thereto.
      Section 3.     Administration.
      (a) Administration by and Composition of the Committee. Except as provided in Section 3(d) or 3(e), the Plan shall be administered by the Committee, which shall be comprised of not less than three persons. Each Committee member shall satisfy the requirements for (i) an “independent director” for purposes of the Company’s Corporate Governance Guidelines, (ii) an “independent director” under rules adopted by the New York Stock Exchange, (iii), a “non-employee director” for purposes Rule 16b-3 under the Exchange Act and (iv) an “outside director” under Section 162(m) of the Code and regulations thereunder, in the case of each of clause (i) — (iv) as from time to time amended. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.
      (b) Authority of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (viii) determine the meaning of the term “retirement” for purposes of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee shall, in its discretion, consider such factors as it deems relevant in making determinations and interpretations and taking actions under the Plan, including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select.
      (c) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.
      (d) Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. The Committee also shall be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.
      (e) Grants to Non-employee Directors. Any Awards or formula for granting Awards under the Plan to Non-employee Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.
      Section 4.     Shares Available for Awards.
      (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall be equal to 12,000,000 (8,436,782 shares plus 3,563,218 shares available for grant under the 2003 Equity Incentive Plan (the “Prior Plan”) as of March 31, 2005 or that thereafter become available for issuance under the Prior Plan in accordance with its terms as in effect on such date). If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.
      (b) Award Limit. Notwithstanding any provision herein to the contrary, in no event shall a Participant receive an Award or Awards during any one calendar year covering in the aggregate more than 400,000 Shares (whether such Award or Awards may be settled in Shares, cash or any combination thereof).
      (c) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that (A) with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended, and (B) with respect to any Award no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of Section 162(m) of the Code, as from time to time amended, or Rule 16b-3, as from time to time amended.
      (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares purchased in the open market or in private transactions.
      Section 5.     Eligibility. Any Employee or Non-employee Director shall be eligible to receive Awards and become Participants under the Plan. Subject to the terms of the Plan, the Committee has the authority, in its discretion, to determine and designate from time to time those eligible persons who are to be granted Awards, the types of Awards to be granted, the number of Shares or units subject to Awards granted under the Plan and all terms and conditions of Awards granted under the Plan. In selecting eligible persons to be Participants and in determining the type and amount of Awards to be granted under the Plan and their terms and conditions, the Committee shall consider any and all factors that it deems relevant or appropriate.
      Section 6.     Stock Options.
      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option, provided that each Option granted to an Employee Participant shall have a minimum vesting period of one year from the date of grant, except (i) as provided in Section 12 hereof and (ii) in the Committee’s sole discretion, in the event of such Participant’s retirement, Disability or death. The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonqualified Stock Options, or to grant both types of options. An Option which is intended to be an Incentive Stock Option may only be granted to a Participant who is an employee of the Company or an Affiliate that qualifies as a subsidiary corporation of the Company for purposes of Section 422 of the Code and any regulations thereunder, as from time to time amended, and must have such terms and conditions and shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations thereunder.
      (b) Exercise Price. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted, provided that the per share price at which Shares may be purchased upon exercise of an Option shall be no less than one hundred percent (100%) of the Fair Market Value of a Share at the time such Option is granted.
      (c) Exercise. Subject to the terms of the Plan, each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter, provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options, including without limitation any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

      (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.
      Section 7.     Stock Appreciation Rights.
      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right, the grant price thereof, which may be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, the conditions and limitations applicable to the exercise thereof and whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time, provided that any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Incentive Stock Option is granted.
      (b) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights granted thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.
      Section 8.     Restricted Stock and Restricted Stock Units.
      (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, the other terms and conditions of such Awards and, in the case of Restricted Stock Units, whether such Units shall be settled in cash, Shares or a combination of cash and Shares on the date of grant. Each Restricted Stock Unit shall have a value equal to no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding any other provision of the Plan to the contrary, any Restricted Stock and Restricted Stock Units granted to an Employee Participant other than in lieu of base salary or bonuses or with a restriction based on completion of a specified period of Service without achievement of a Performance Target or Performance Targets or other performance objectives of the Company as a condition of vesting shall have a minimum vesting period of three years from the date of grant, except (i) as provided in Section 12 hereof and (ii) in the Committee’s sole discretion, in the event of such Participant’s retirement, Disability or death.
      (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or an applicable Award Agreement. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant’s legal representative.

      (c) Dividends and Distributions. Dividends and other distributions paid on or in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.
      (d) Voting of Restricted Stock. Unless otherwise determined by the Committee at the time of grant, a Participant to whom Shares of Restricted Stock shall be granted shall be entitled to vote such Shares.
      (e) Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the effective date of the grant of such Award, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.
      Section 9.     Other Stock-Based Awards. The Committee shall have authority to grant to eligible Participants an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 through 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award and whether such Awards shall be paid in cash, Shares or a combination of cash and Shares. Notwithstanding any other provision of the Plan to the contrary, any Other Stock-Based Award granted to an Employee Participant other than in lieu of base salary or bonuses or with a restriction based on completion of a specified period of service with TD Banknorth without achievement of a Performance Target or Targets or other performance objectives of the Company as a condition to vesting shall have a minimum vesting period of three years from the date of grant, except (i) as provided in Section 12 hereof and (ii) in the Committee’s sole discretion, in the event of such Participant’s retirement, Disability or death.
      Section 10.     Performance Awards.
      (a) Grant. The Committee shall have sole and complete authority to determine the extent to which an Award shall be subject to the achievement of one or more Performance Targets over one or more Performance Periods. For any Award to a Covered Employee, any such Performance Target and related Performance Goal(s) and Performance Period(s) shall be determined by the Committee within the time prescribed by Section 162(m) of the Code and the regulations thereunder, or any successors thereto, in order for the Performance Target to be considered “pre-established” for this purpose.
      (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Targets to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.
      (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period, provided that no full and/or partial payment of a Performance Award granted hereunder may be made to a Covered Employee until the Committee has certified in writing the attainment by the Company of the applicable Performance Target or Performance Targets over the applicable Performance Period or Performance Periods.
      (d) Performance Goals. For purposes of the Plan, the term “Performance Goals” shall mean objective criteria based on one or more of the following: net income, net income before taxes, operating earnings, cash earnings, operating cash earnings, cash flow, financial return ratios (including, but not limited to, return on average total assets, return on tangible total assets, return on average stockholders’ equity, return on average tangible stockholders’ equity, average stockholders’ equity to average total assets, risk-adjusted return on capital, return on investment, economic value added, efficiency ratio, expense ratio, revenue growth, noninterest income to total revenue ratio and net interest margin), total stockholder return, earnings per share, operating earnings per share, cash earnings per share, other balance sheet or income statement items, stock price, market share or project completion. Performance Goals with respect to awards to Participants who are not Covered Employees also may be based on any other objective performance goals as may be established by the Committee for a Performance Period. Performance Goals may be measured (i) solely on a corporate, subsidiary or business unit basis or a combination thereof and/or (ii) on actual or targeted growth factors. Performance Goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected Performance Goals. A Performance Goal may include or exclude items that measure specific objectives, such as the cumulative effect of changes in generally accepted accounting principles, losses resulting from discontinued operations, securities gains and losses, restructuring, merger-related and other nonrecurring costs, amortization of goodwill and other intangible assets, extraordinary gains or losses and any unusual, nonrecurring gain or loss that is separately quantified in the Company’s financial statements. Any Performance Goal expressed on a per-Share basis shall, in case of a recapitalization, stock dividend, stock split or reverse stock split affecting the number of outstanding Shares, be mathematically adjusted by the Committee so that the change in outstanding Shares does not cause a substantive change in the relevant goal. The Committee may adjust Performance Goals for any other objective events or occurrences which occur during a Performance Period, including, but not limited to, acquisitions by the Company and changes in applicable tax laws or accounting principles, provided that the Committee shall not have the discretion to increase the amount of a Performance Award that would otherwise be due upon attainment of a Performance Target or Performance Targets to any Participant who is a Covered Employee except to the extent permitted under Section 162(m) of the Code and the regulations thereunder or any successors thereto.
      Section 11.     Termination or Suspension of Service. The following provisions shall apply in the event of the Participant’s termination of Service unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.
      (a) Nonqualified Stock Options and Stock Appreciation Rights.

(i) Termination of Employment. If the Participant’s Service with the Company or its Affiliates is terminated for any reason other than death, Disability or retirement, the Participant’s right to exercise any Nonqualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (A) the first anniversary of such termination of Service or (B) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of Service. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of Service and shall not have been exercised.

(ii) Death, Disability or Retirement. If the Participant’s Service with the Company or its Affiliates is terminated by death, Disability or retirement, the Participant or his successor (if Service is terminated by death) shall have the right to exercise any Nonqualified Stock Option or Stock Appreciation Right to the extent it was exercisable at the date of such termination of Service and shall not have been exercised, but in no event shall such Option or Stock Appreciation Right be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such Service.

(iii) Acceleration and Extension of Exercisability. Notwithstanding the foregoing, the Committee may, in its discretion, provide (A) that an Option granted to a Participant may terminate at a date earlier than that set forth above, including without limitation the date of termination of Service, (B) that an Option granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant’s Service, and (C) that an Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of the Company.

      (b) Incentive Stock Options. Except as otherwise determined by the Committee at the time of grant, if the Participant’s Service with the Company is terminated for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the three-month period after such termination of Service to the extent it was exercisable at the date of such termination, but in no event later than the date the Option would have expired had it not been for the termination of such Service. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Nonqualified Stock Option, and such Option and any related Stock Appreciation Right will be exercisable during the period set forth in Section 11(a) of the Plan, provided that in the event that Service is terminated because of disability or death or the Participant dies during such three-month period, the Option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provisions, and any regulations promulgated thereunder.
      (c) Restricted Stock and Restricted Stock Units. Except as otherwise determined by the Committee at the time of grant, upon termination of Service for any reason during the restriction period, all Restricted Stock and Restricted Stock Units still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Awards, provided that in the event of a Participant’s retirement, permanent and total disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant’s Restricted Stock and Restricted Stock Units.
      Section 12.     Change of Control. Notwithstanding any other provision of the Plan to the contrary, upon a Change of Control all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of Award.
      Section 13.     Forfeiture Events.
      (a) General. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and other conduct by the Participant that is detrimental to the business or reputation of the Company.
      (b) Termination for Cause. Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment by the Company or any Affiliate shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant’s right to any further payments, vesting or exercisability with respect to any Award held by such Participant in its entirety. In the event a Participant is party to an employment or similar agreement with the Company or an Affiliate that defines the term “cause,” such definition shall apply for purposes of the Plan. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment for cause, the Company may suspend the Participant’s rights to exercise any Option, receive any payment or vest in any right with respect to any Award pending a determination by the Company whether an act has been committed which could constitute the basis for a termination for cause as provided in this Section 13(b).
      Section 14.     Amendment and Termination.
      (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no such amendment, alteration, suspension,

discontinuation or termination shall be made that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted without the consent of the affected Participant, holder or beneficiary, or that without the approval of the stockholders of the Company would, except as provided in Section 4(c) and Section 14(c):

(i) increase the total number of Shares with respect to which Awards may be granted under the Plan;

(ii) change the eligible Participants in the Plan;

(iii) reduce the exercise price for Options and Stock Appreciation Rights by repricing or replacing such Awards; or

(iv) change the Performance Goals which may be established for Performance Awards.
      (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding any other provision of the Plan to the contrary, except as provided in Section 4(c) and Section 14(c), the Committee shall not have the authority to cancel any outstanding Option or Stock Appreciation Right and issue a new Option or Stock Appreciation Right in its place with a lower exercise price without the approval of the stockholders of the Company. In addition, and notwithstanding any other provision of the Plan to the contrary, in the event that the Committee determines, after a review of Section 409A of the Code and all applicable Internal Revenue Service guidance, that the Plan or any provision thereof or any Award is subject to Section 409A of the Code, the Committee may amend the Plan or the Award to make any changes required for it to comply with Section 409A of the Code.
      (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s meeting the requirements of Section 162(m) of the Code, as from time to time amended, or Rule 16b-3, as from time to time amended.
      Section 15.     General Provisions.
      (a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.
      (b) Nontransferability. No Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution or pursuant to a QDRO, provided, however, that an Award may be transferable, to the extent determined by the Committee and set forth in the applicable Award Agreement, (i) if such Award Agreement provisions do not disqualify such Award for exemption under Rule 16b-3, as from time to time amended, (ii) if such Award is not intended to qualify for exemption under such rule or (iii) with respect to Awards which are Incentive Stock Options, if such Award Agreement provisions do not prevent the Incentive Stock Options from qualifying as such under Section 422 of the Code, as from time to time amended.
      (c) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.
      (d) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC, any stock exchange or national market quotation system upon which such Shares or other securities are then listed or quoted, respectively, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. As a condition precedent to the issuance of Shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements and to represent and warrant at the time of issuance or transfer that the Shares are being acquired only for investment purposes and without any current intention to sell or distribute such Shares.
      (e) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of any Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award, but only in the case of a Covered Employee to the extent permitted under Section 162(m) of the Code and the regulations thereunder or any successor thereto.
      (f) Award Agreements. To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of Shares or units subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement also may set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award as determined by the Committee consistent with such terms and conditions. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code and the regulations thereunder. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement, as well any administrative guidelines of the Company in effect from time to time.
      (g) Deferrals of Payment. The Committee may in its discretion determine whether, to what extent and under what circumstances cash, Shares, other securities, other property and other amounts payable with respect to an Award granted on or after January 1, 2005 shall be deferred either automatically or at the election of the holder thereof or of the Committee. If any such deferral is to be permitted to a Participant by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount. No deferrals shall be permitted with respect to any Award granted prior to January 1, 2005.

      (h) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation plans or arrangements, which may, but need not, provide for the grant of Options, Restricted Stock and other types of provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.
      (i) No Right to Service. Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Participant to continue in the Service of the Company or any Affiliate.
      (j) No Rights as Stockholder. Subject to the provisions of the applicable Award and the Plan, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of record of such Shares.
      (k) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.
      (l) Severability. The Plan is intended to comply in all aspects with applicable laws and regulations, including, with respect to those Participants who are Covered Employees, Section 162(m) of the Code and the regulations thereunder, or any successors thereto. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
      (m) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law, regulation or listing or quotation requirement relating to the Shares or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject, as well as any applicable listing or quotation requirements relating to the Shares.
      (n) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
      (o) No Fractional Shares. No fractional Shares or units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or units or whether such fractional Shares or units or any rights thereto shall be canceled, terminated or otherwise eliminated.
      (p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

      (q) Successors and Assigns. The Plan and any Award Agreement shall be binding upon the successors and assigns of the Company and upon each Participant and such Participant’s heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.
      Section 16.     Effective Date; Term of the Plan.
      (a) Effective Date. The Plan shall be effective following its adoption by the Board and its approval by the stockholders of the Company at the Company’s annual meeting of stockholders in 2005.
      (b) Term of the Plan. The Plan shall remain in effect until the earlier of (i) the date that no additional Shares are available for issuance under the Plan, (ii) the date that the Plan has been terminated in accordance with Section 14 or (iii) the close of business on the tenth annual anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE ☒
Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE Please note that changes to the registered name(s) on the account may not be submitted via this method.

1.	Proposal to elect Class A directors:

CLASS A NOMINEES:
01 Robert G. Clarke
02 P. Kevin Condron
03 John Otis Drew
04 Colleen A. Khoury
05 Dana S. Levenson
06 Steven T. Martin
07 John M. Naughton
08 Malcom W. Philbrook, Jr
09 Angelo P. Pizzagali
10 Irving E. Rogers, III
11 William J. Ryan
12 Curtis M. Scribner
13 Gerry S. Weidema

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write that person’s name in the space below.

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the Amended and Restated 2003 Equity Incentive Plan.	☐	☐	☐

3.	In their discretion, upon any other matter that may properly come before the annual meeting of stockholders or any adjournment thereof.

The Board of Directors of TD Banknorth recommends a vote “FOR” each of the nominees for Class A Director and “FOR” the Amended and Restated 2003 Equity Incentive Plan. Such votes are hereby solicited by the Board of Directors.

Note: If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.
┐

  Signature ____________________________________  Signature ____________________________________   Date ________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full titles as such. If signer is a partnership, please sign in partnership name by authorized person.

▲  FOLD AND DETACH HERE  ▲

Choose MLinkSM for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

PROXY VOTING INSTRUCTIONS

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/bnk Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

▌

TD BANKNORTH INC.
REVOCABLE PROXY
ANNUAL MEETING OF STOCKHOLDERS
MAY 24, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, as a holder of common stock of TD Banknorth Inc., hereby appoints each of O. William Robertson and Roger Percival as Proxies, each with the full power of substitution, to represent and to vote as designated on the reverse of this card all of the shares of common stock of TD Banknorth which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, May 24, 2005, at 10:30 a.m., Eastern Time, or any adjournment thereof.

     This Proxy may be revoked at any time before it is exercised.

     Shares of common stock of TD Banknorth will be voted as specified. Unless otherwise specified, this Proxy will be voted “FOR” the election of the Board of Directors’ Class A nominees to the Board of Directors and “FOR” the Amended and Restated 2003 Equity Incentive Plan. If any other matter is properly presented at the annual meeting of stockholders, this Proxy will be voted in accordance with the judgment of the persons appointed as Proxies.

IMPORTANT: PLEASE DATE AND SIGN THE PROXY ON REVERSE SIDE.

Address Change/Comments (Mark the corresponding box on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF

TD BANKNORTH INC.

MAY 24, 2005

April 20, 2005

     To:     Participants in the 401(k) Plan of TD Banknorth Inc.

     As described in the enclosed materials, your proxy is being solicited in connection with the proposals to be considered at our annual meeting of stockholders because you have shares of TD Banknorth Inc. common stock allocated to your account under the 401(k) Plan of TD Banknorth Inc. I hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of common stock of TD Banknorth allocated to your account(s) under the 401(k) Plan will be voted.

     Enclosed with this letter is the proxy statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account(s) under the 401(k) Plan, and a stamped, pre-addressed return envelope. After you have reviewed the proxy statement, I urge you to vote your shares in the 401(k) Plan by marking, dating, signing and returning the enclosed voting instruction ballot in the envelope provided to Mellon Investor Services LLC, our transfer agent, or voting by telephone or via the Internet as described on the ballot. Your voting instructions will remain completely confidential. Only our transfer agent will have access to your voting instructions in order to certify the totals for the 401(k) Plan to Banknorth, N.A., which acts as Trustee for the plan, for the purpose of having those shares voted. No person associated with TD Banknorth Inc. or Banknorth, N.A. will see the individual voting instructions.

     I urge each of you to vote, as a means of participating in the governance of the affairs of TD Banknorth. If your voting instructions are not received, the shares allocated to your account(s) in the 401(k) Plan will be voted by the Trustee in its discretion in accordance with the exercise of its fiduciary duties. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Sincerely yours,

William J. Ryan
Chairman, President and
Chief Executive Officer

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE ☒
Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE Please note that changes to the registered name(s) on the account may not be submitted via this method.

1.	Proposal to elect Class A directors:

CLASS A NOMINEES:
01 Robert G. Clarke
02 P. Kevin Condron
03 John Otis Drew
04 Colleen A. Khoury
05 Dana S. Levenson
06 Steven T. Martin
07 John M. Naughton
08 Malcom W. Philbrook, Jr
09 Angelo P. Pizzagali
10 Irving E. Rogers, III
11 William J. Ryan
12 Curtis M. Scribner
13 Gerry S. Weidema

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write that person’s name in the space below.

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the Amended and Restated 2003 Equity Incentive Plan.	☐	☐	☐

3.	In their discretion, upon any other matter that may properly come before the annual meeting of stockholders or any adjournment thereof.

The Board of Directors of TD Banknorth recommends a vote “FOR” each of the nominees for Class A Director and “FOR” the Amended and Restated 2003 Equity Incentive Plan. Such votes are hereby solicited by the Board of Directors.

Note: If you receive more than one card, please date and sign each card and return all cards in the enclosed envelope.
┐

  Signature ____________________________________  Signature ____________________________________   Date ________________

Note: Please sign exactly as your name or names appear on this ballot. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

▲  FOLD AND DETACH HERE  ▲

TD BANKNORTH INC. 401(K) PLAN VOTING INSTRUCTIONS

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/bnk1 Use the internet to vote. Have your ballot in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote. Have your ballot in hand when you call.	OR	Mail Mark, sign and date your ballot and return it in the enclosed postage-paid envelope.

If you vote your ballot by Internet or by telephone,
you do NOT need to mail back your ballot card.

▌

TD BANKNORTH INC.
Annual Meeting of Stockholders
May 24, 2005

This Ballot is solicited on behalf of the Board of Directors.

     The undersigned, as a participant who has common stock of TD Banknorth Inc. allocated to his or her account under the 401(k) Plan of TD Banknorth Inc., hereby instructs Banknorth, N.A., as Trustee for the 401(k) Plan, to vote as designated on the reverse of this card all of the shares of common stock of TD Banknorth which the undersigned holds pursuant to the 401(k) Plan at the annual meeting of stockholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, May 24, 2005, at 10:30 a.m., Eastern Time, or any adjournment thereof.

     Shares of common stock of TD Banknorth will be voted as specified. If you return this ballot properly signed but do not otherwise specify, shares will be voted "FOR" the election of the Board of Directors' nominees for Class A director and "FOR" the Amended and Restated 2003 Equity Incentive Plan. If you do not return this ballot, shares held by you pursuant to the 401(k) Plan will be voted by the Trustee in its discretion in accordance with the exercise of its fiduciary duties.

IMPORTANT: PLEASE DATE AND SIGN THE BALLOT ON REVERSE SIDE.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲  FOLD AND DETACH HERE  ▲

ANNUAL MEETING OF STOCKHOLDERS OF

TD BANKNORTH INC.

MAY 24, 2005

April 20, 2005

     To:     Participants in the 401(k) Plan of Boston Federal Savings Bank

     As described in the enclosed materials, your proxy is being solicited in connection with the proposals to be considered at our annual meeting of stockholders because you have shares of TD Banknorth Inc. common stock allocated to your account under the 401(k) Plan of Boston Federal Savings Bank. I hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of common stock of TD Banknorth allocated to your account(s) under the 401(k) Plan will be voted.

     Enclosed with this letter is the proxy statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account(s) under the 401(k) Plan, and a stamped, pre-addressed return envelope. After you have reviewed the proxy statement, I urge you to vote your shares in the 401(k) Plan by marking, dating, signing and returning the enclosed voting instruction ballot in the envelope provided to Mellon Investor Services LLC, our transfer agent, or voting by telephone or via the Internet as described on the ballot. Your voting instructions will remain completely confidential. Only our transfer agent will have access to your voting instructions in order to certify the totals for the 401(k) Plan to The Bank of New York, which acts as Trustee for the plan, for the purpose of having those shares voted. No person associated with TD Banknorth will see the individual voting instructions.

     I urge each of you to vote, as a means of participating in the governance of the affairs of TD Banknorth. If your voting instructions are not received, the shares allocated to your account(s) in the 401(k) Plan will be voted by the Trustee in the same proportion as shares for which the Trustee received voting instructions for the plan. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Sincerely yours,

William J. Ryan
Chairman, President and Chief Executive Officer

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
Please note that changes in the registered name(s) on the account may not be submitted via this method.

1. Proposal to elect Class A directors:	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)	2.	Proposal to approve the Amended and Restated 2003 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
CLASS A NOMINEES:	☐	☐	☐	3.	In their discretion, upon any other matter that may properly come before the annual meeting of stockholders or any adjournment thereof.
01 Robert G. Clarke
02 P. Kevin Condron
03 John Otis Drew
04 Colleen A. Khoury
05 Dana S. Levenson
06 Steven T. Martin
07 John M. Naughton
08 Malcom W. Philbrook, Jr.
09 Angelo P. Pizzagali
10 Irving E. Rogers, III
11 William J. Ryan
12 Curtis M. Scribner
13 Gerry S. Weidema
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write that person’s name in the space below.	The Board of Directors of TD Banknorth recommends a vote “FOR” each of the nominees for Class A Director and “FOR” the Amended and Restated 2003 Equity Incentive Plan. Such votes are hereby solicited by the Board of Directors.

				Note: If you receive more than one card, please date and sign each card and return all cards in the enclosed envelope.

Signature_______________________________ Signature_______________________________ Date_____________________

Note: Please sign exactly as your name or names appear on this ballot. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

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BOSTON FEDERAL SAVINGS BANK 401 (K) PLAN VOTING INSTRUCTIONS

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your ballot.

Internet http://www.proxyvoting.com/bnk1 Use the Internet to vote. Have your ballot in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote. Have your ballot in hand when you call.	OR	Mail Mark, sign and date your ballot and return it in the enclosed postage-paid envelope.

If you vote your ballot by Internet or by telephone,
you do NOT need to mail back your ballot card.

TD BANKNORTH INC.

Annual Meeting of Stockholders
May 24, 2005

This Ballot is solicited on behalf of the Board of Directors.

     The undersigned, as a participant who has common stock of TD Banknorth Inc. allocated to his or her account under the 401(k) Plan of Boston Federal Saving Bank, hereby instructs The Bank of New York, as Trustee for the 401(k) Plan, to vote as designated on the reverse of this card all of the shares of common stock of TD Banknorth which the undersigned holds pursuant to the 401(k) Plan at the annual meeting of stockholders to be held at the Portland Marriott Hotel, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, May 24, 2005, at 10:30 a.m., Eastern Time, or any adjournment thereof.

     Shares of common stock of TD Banknorth will be voted as specified. If you return this ballot properly signed but do not otherwise specify, shares will be voted “FOR” the election of the Board of Directors’ nominees for Class A director and “FOR” the Amended and Restated 2003 Equity Incentive Plan. If you do not return this ballot, shares held by you pursuant to the 401(k) Plan will be voted by the Trustee in the same proportion as shares for which the Trustee received voting instructions for the plan.

IMPORTANT: PLEASE DATE AND SIGN THE BALLOT ON REVERSE SIDE.

Address Change/Comments (Mark the corresponding box on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF

TD BANKNORTH INC.

MAY 24, 2005